UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08215

Name of Fund: BlackRock MuniHoldings Fund II, Inc. (MUH)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock
MuniHoldings Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing
address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2008

Date of reporting period: 08/01/2007 – 07/31/2008

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

Annual Report

JULY 31, 2008

BlackRock MuniHoldings Fund II, Inc. (MUH)

BlackRock MuniHoldings New Jersey Insured Fund, Inc. (MUJ)

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

2 ANNUAL REPORT

JULY 31, 2008

A Letter to Shareholders

Dear Shareholder

For more than a year, investors have been besieged by a weak housing market, the bursting of the credit bubble that has troubled the financial sector, and surging food and oil prices, which have stoked inflation concerns. Healthy nonfinancial corporate profits and robust exporting activity remained among the few bright spots, helping the economy to grow at a modest, but still positive, pace.

The Federal Reserve Board (the “Fed”) has been aggressive in its attempts to stimulate economic growth and stabilize financial markets. In addition to slashing the target federal funds rate 325 basis points (3.25%) between September

2007 and April 2008, the central bank introduced the new Term Securities Lending Facility, granted broker-dealers access to the discount window and used its own balance sheet to help negotiate the sale of Bear Stearns. However, the end of the period saw a pause in Fed action; the central bank held the target rate steady at 2.0% as it attempted to balance weak growth and inflationary pressures.

The Fed’s bold response to the financial crisis helped mitigate credit stress and investor anxiety, albeit temporarily.

U.S. equity markets sank sharply over the reporting period, notwithstanding a brief rally in the spring and another in mid-summer, and international markets followed suit.

Treasury securities also traded in a volatile fashion, but generally rallied (yields fell as prices correspondingly rose), as the broader flight-to-quality theme persisted. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then reversed course and declined to 3.99% by period-end when credit fears re-emerged. Meanwhile, tax-exempt issues underperformed their taxable counterparts, as problems among municipal bond insurers and the failure in the market for auction rate securities continued to pressure the group.

Overall, the major benchmark indexes generated results that reflected heightened risk aversion:

Total Returns as of July 31, 2008 6-month 12-month

U.S. equities (S&P 500 Index)	(7.08)%	(11.09)%

Small cap U.S. equities (Russell 2000 Index)	0.86	(6.71)

International equities (MSCI Europe, Australasia, Far East Index)	(5.04)	(12.19)

Fixed income (Lehman Brothers U.S. Aggregate Index)	(0.63)	6.15

Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	(0.85)	2.83

High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	(0.80)	0.52

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Shortly before this shareholder report mailing, the investment landscape was dramatically altered as the ongoing credit crisis intensified, resulting in a widespread breakdown in the financial services sector and unprecedented govern ment intervention. Through periods of market turbulence, as ever, BlackRock's full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2008 BlackRock MuniHoldings Fund II, Inc.

Investment Objective

BlackRock MuniHoldings Fund II, Inc. (MUH) (the “Fund”) seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

Performance

For the 12 months ended July 31, 2008, the Fund returned (1.69)% based on market price and (2.30)% based on net asset value (“NAV”). For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (4.15)% on a NAV basis. All returns reflect reinvestment of dividends. Fund performance was positively impacted by three factors: a higher-quality bias amid a widening in credit spreads; an emphasis on pre-refunded securities, which outperformed as the yield curve steepened; and a competitive dividend yield.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MUH
Initital Offering Date	February 27, 1998
Yield on Closing Market Price as of July 31, 2008 ($13.01)[1]	5.81%
Tax Equivalent Yield[2]	8.94%
Current Monthly Distribution per share of Common Stock[3]	$0.063
Current Annualized Distribution per share of Common Stock[3]	$0.756
Leverage as of July 31, 2008[4]	39%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution is not constant and is subject to change.
4 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred
Stock (“Preferred Stock”) and tender option bond trusts (“TOBs”)) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	7/31/08	7/31/07	Change	High	Low

Market Price	$13.01	$13.99	(7.01)%	$14.56	$12.60
Net Asset Value	$13.66	$14.78	(7.58)%	$14.92	$13.51

The following unaudited charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

Sector	7/31/08	7/31/07

Hospital	21%	21%
City, County, State	14	16
Industrial & Pollution Control	14	15
Sales Tax	14	10
Transportation	11	11
Power	7	6
Education	7	6
Housing	6	3
Tobacco	4	5
Lease Revenue	2	5
Resource Recovery	—	2

Credit Quality Allocations[5]

Credit Rating	7/31/08	7/31/07

AAA/Aaa	37%	43%
AA/Aa	20	11
A/A	18	14
BBB/Baa	8	12
BB/Ba	1	1
B/B	1	1
CCC/Caa	2	2
Not Rated[6]	13	16

5 Using the higher of Standard & Poor’s (S&P’s) and Moody’s
Investors Service (Moody’s) ratings.
6 The investment advisor has deemed certain of these non-rated securities to be investment grade quality. As of July 31, 2008 and July 31, 2007, the market values of these securities were
$5,968,352 representing 2% and $2,856,975 representing
1%, respectively, of the Fund’s long-term investments.

4 ANNUAL REPORT JULY 31, 2008

Fund Summary as of July 31, 2008 BlackRock MuniHoldings New Jersey Insured Fund, Inc.

Investment Objective

BlackRock MuniHoldings New Jersey Insured Fund, Inc. (MUJ) (the “Fund”) seeks to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes by investing in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.

Performance

For the 12 months ended July 31, 2008, the Fund returned (5.76)% based on market price and 1.35% based on NAV. For the same period, the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of (1.42)% on a NAV basis. All returns reflect reinvest-
ment of dividends. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group comprises funds rep-
resenting various states and not New Jersey alone. Nevertheless, the Fund’s short duration position benefited performance during a period of rising tax-
exempt bond yields. Although the Fund increased its exposure to lower-rated bonds, limiting exposure to these issues also enhanced results, as these issues significantly underperformed over the last year amid dramatic widening in credit spreads.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MUJ
Initital Offering Date	March 11, 1998
Yield on Closing Market Price as of July 31, 2008 ($12.93)[1]	4.92%
Tax Equivalent Yield[2]	7.57%
Current Monthly Distribution per share of Common Stock[3]	$0.053
Current Annualized Distribution per share of Common Stock[3]	$0.636
Leverage as of July 31, 2008[4]	41%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution is not constant and is subject to change.
4 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Preferred Stock and
TOBs) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	7/31/08	7/31/07	Change	High	Low

Market Price	$12.93	$14.40	(10.21)%	$14.67	$12.69
Net Asset Value	$14.35	$14.86	(3.43)%	$15.44	$13.78

The following unaudited charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

Sector	7/31/08	7/31/07

Transportation	26%	32%
School	18	16
City, County, State	17	15
Lease Revenue	9	9
Hospital	8	8
Sales Tax	8	8
Housing	4	4
Water & Sewer	4	2
IDR/PCR	3	3
Power	2	2
Tobacco	1	1

Credit Quality Allocations[5]

Credit Rating	7/31/08	7/31/07

AAA/Aaa	43%	89%
AA/Aa	36	3
A/A	14	4
BBB/Baa	6	4
Not Rated	1[6]	—

5 Using the higher of S&P’s and Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be investment grade quality. As of July 31, 2008, the market value of these securities were $1,972,106 representing
1% of the Fund’s long-term investments.

ANNUAL REPORT JULY 31, 2008 5

The Benefits and Risks of Leveraging

BlackRock MuniHoldings Fund II, Inc. and BlackRock MuniHoldings
New Jersey Insured Fund, Inc. (each a “Fund” and, collectively, the
“Funds”) utilize leverage to seek to enhance the yield and NAV of their
Common Stock. However, these objectives cannot be achieved in all interest rate environments.

To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to
Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund’s Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-
term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit
Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund’s Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional
$50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund’s total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund’s long-term invest-
ments, and therefore the Common Stock shareholders are the benefici-
aries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund’s Common Stock (that is, its price as listed on the New York Stock
Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock’s NAV will reflect the full decline in the price of the portfolio’s investments, since the value of the fund’s
Preferred Stock does not fluctuate. In addition to the decline in NAV, the market value of the fund’s Common Stock may also decline.

In addition, the Funds may from time to time leverage their assets through the use of tender option bond (“TOB”) programs. In a typical
TOB program, the Fund transfers one or more municipal bonds to a TOB trust, which issues short-term variable rate securities to third-party investors and a residual interest to the Fund. The cash received by the
TOB trust from the issuance of the short-term securities (less transaction expenses) is paid to the Fund, which invests the cash in additional port-
folio securities. The distribution rate on the short-term securities is reset periodically (typically every seven days) through a remarketing of the short-term securities. Any income earned on the bonds in the TOB trust, net of expenses incurred by the TOB trust, that is not paid to the holders of the short-term securities is paid to the Fund. In connection with man-
aging the Funds’ assets, the Funds’ investment advisor may at any time retrieve the bonds out of the TOB trust typically within seven days. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Stock issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal secu-
rities deposited into the TOB trust may adversely affect the Funds’ NAVs per share. (See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOB trusts.)

Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Stock in an amount up to 50% of their total managed assets at the time of issuance. Each Fund also anticipates that its total economic leverage from Preferred Stock and TOBs will not exceed
50% of its total managed assets. As of July 31, 2008, BlackRock
MuniHoldings Fund II, Inc. and BlackRock MuniHoldings New Jersey
Insured Fund, Inc. had leverage from Preferred Stock and TOBs of 39%
and 41% of their total managed assets, respectively.

Swap Agreements

The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securi-
ties. Swap agreements involve the risk that the party with whom each
Fund has entered into the swap will default on its obligation to pay the
Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

6 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments July 31, 2008 BlackRock MuniHoldings Fund II, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Alabama — 2.1%
Jefferson County, Alabama, Limited Obligation School
Warrants, Series A, 5%, 1/01/24	$ 3,450	$ 3,153,956

Arizona — 7.0%
Arizona Health Facilities Authority Revenue Bonds
(Catholic Healthcare West), Series A,
6.625%, 7/01/20	1,000	1,088,010
Maricopa County, Arizona, IDA, Education Revenue
Bonds (Arizona Charter Schools Project 1), Series A,
6.50%, 7/01/12	1,365	1,244,129
Phoenix, Arizona, IDA, Airport Facility, Revenue
Refunding Bonds (America West Airlines Inc. Project),
AMT, 6.30%, 4/01/23	2,060	1,554,249
Pima County, Arizona, IDA, Education Revenue Bonds
(Arizona Charter Schools Project), Series C,
6.75%, 7/01/31	970	974,743
Pinal County, Arizona, COP, 5%, 12/01/29	1,000	958,170
Salt Verde Financial Corporation, Arizona, Senior Gas
Revenue Bonds:
5%, 12/01/32	2,535	2,155,181
5%, 12/01/37	2,175	1,808,817
Show Low, Arizona, Improvement District Number 5,
Special Assessment Bonds, 6.375%, 1/01/15	880	884,902

		10,668,201

California — 18.4%
Benicia, California, Unified School District, GO,
Refunding, Series A, 5.615%, 8/01/20 (a)(b)	2,000	1,070,120
California Health Facilities Financing Authority
Revenue Bonds (Sutter Health), Series A,
5.25%, 11/15/46	1,000	966,810
California Pollution Control Financing Authority, PCR,
Refunding (Pacific Gas & Electric), AMT, Series A,
5.35%, 12/01/16 (c)	5,130	5,138,413
California State, GO, Refunding, 5%, 6/01/32	2,900	2,840,463
California State Public Works Board, Lease Revenue
Bonds (Department of Corrections), Series C,
5.25%, 6/01/28	5,200	5,228,392
East Side Union High School District, California,
Santa Clara County, GO (Election of 2002), Series D,
5%, 8/01/20 (d)	1,000	1,037,030
Golden State Tobacco Securitization Corporation of
California, Tobacco Settlement Revenue Bonds,
Series A-3, 7.875%, 6/01/13 (e)	870	1,034,943
Poway, California, Unified School District, Special Tax
Bonds (Community Facilities District Number 6),
Series A, 6.125%, 9/01/33	1,750	1,759,625

Municipal Bonds	(000)	Value

California (concluded)
San Marino, California, Unified School District, GO,
Series A (a)(c):
5.50%, 7/01/17	$ 1,820	$ 1,223,895
5.55%, 7/01/18	1,945	1,235,950
5.60%, 7/01/19	2,070	1,232,706
Tracy, California, Area Public Facilities Financing Agency,
Special Tax Refunding Bonds (Community Facilities
District Number 87-1), Series H,
5.875%, 10/01/19 (c)	4,925	5,290,041

		28,058,388

Colorado — 1.9%
Colorado Health Facilities Authority, Revenue Refunding
Bonds (Poudre Valley Health Care), 5.20%, 3/01/31 (f)	365	367,916
Elk Valley, Colorado, Public Improvement Revenue
Bonds (Public Improvement Fee), Series A,
7.10%, 9/01/14	1,575	1,631,102
Plaza Metropolitan District Number 1, Colorado, Tax
Allocation Revenue Bonds (Public Improvement Fees),
8.125%, 12/01/25	860	862,038

		2,861,056

Florida — 8.8%
Ballantrae, Florida, Community Development District,
Capital Improvement Revenue Bonds, 6%, 5/01/35	1,600	1,558,288
Greater Orlando Aviation Authority, Florida, Airport
Facilities Revenue Bonds (JetBlue Airways Corp.),
AMT, 6.50%, 11/15/36	1,515	1,036,533
Highlands County, Florida, Health Facilities Authority,
Hospital Revenue Refunding Bonds (Adventist Health
System), Series G, 5.125%, 11/15/32	2,100	1,978,893
Hillsborough County, Florida, IDA, Hospital Revenue
Bonds (H. Lee Moffitt Cancer Center Project),
Series A, 5.25%, 7/01/37	2,310	2,151,072
Miami-Dade County, Florida, Special Obligation
Revenue Bonds, Sub-Series A, 5.24%,
10/01/37 (a)(c)	1,765	313,641
Midtown Miami, Florida, Community Development
District, Special Assessment Revenue Bonds,
Series A, 6.25%, 5/01/37	2,450	2,204,069
Orange County, Florida, Health Facilities Authority,
Hospital Revenue Bonds (Orlando Regional Healthcare),
6%, 12/01/12 (e)	2,400	2,672,856
Palm Coast Park Community Development District,
Florida, Special Assessment Revenue Bonds,
5.70%, 5/01/37	515	406,217
Preserve at Wilderness Lake, Florida, Community
Development District, Capital Improvement Bonds,
Series A, 5.90%, 5/01/34	1,245	1,098,576

		13,420,145

Portfolio Abbreviations

To simplify the listings of portfolio holdings in each	AMT	Alternative Minimum Tax (subject to)	HDA	Housing Development Authority
Fund’s Schedule of Investments, the names of many	CABS	Capital Appreciation Bonds	HFA	Housing Finance Agency
of the securities have been abbreviated according to	COP	Certificates of Participation	IDA	Industrial Development Authority
the list at right:	DRIVERS	Derivative Inverse Tax-Exempt Receipts	IDR	Industrial Development Revenue Bonds
	EDA	Economic Development Authority	PCR	Pollution Control Revenue Bonds
	EDR	Economic Development Revenue Bonds	S/F	Single-Family
	GO	General Obligation Bonds	VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

7

Schedule of Investments (continued) BlackRock MuniHoldings Fund II, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Georgia — 4.5%
Atlanta, Georgia, Tax Allocation Bonds (Atlantic
Station Project), 7.90%, 12/01/11 (e)	$ 1,250	$1,463,250
Atlanta, Georgia, Tax Allocation Refunding Bonds
(Atlantic Station Project) (g):
5%, 12/01/23	1,000	1,001,410
4.75%, 12/01/24	2,000	1,918,620
Main Street Natural Gas, Inc., Georgia, Gas Project
Revenue Bonds, Series A, 6.375%, 7/15/38	865	788,551
Private Colleges and Universities Authority, Georgia,
Revenue Refunding Bonds (Emory University Project),
Series C, 5%, 9/01/38	1,650	1,656,419

		6,828,250

Idaho — 1.3%
Power County, Idaho, Industrial Development Corporation,
Solid Waste Disposal Revenue Bonds (FMC Corporation
Project), AMT, 6.45%, 8/01/32	2,000	1,961,760

Illinois — 2.7%
Chicago, Illinois, Special Assessment Bonds
(Lake Shore East), 6.75%, 12/01/32	1,000	1,000,380
Illinois HDA, Homeowner Mortgage Revenue Bonds,
AMT, Sub-Series C-2, 5.25%, 8/01/22	2,000	1,963,100
Illinois State Finance Authority Revenue Bonds:
(Landing At Plymouth Place Project), Series A,
6%, 5/15/25	500	461,665
(Monarch Landing, Inc. Project), Series A,
7%, 12/01/37	720	693,079

		4,118,224

Louisiana — 4.0%
Louisiana Local Government Environmental Facilities and
Community Development Authority Revenue Bonds
(Westlake Chemical Corporation), 6.75%, 11/01/32	2,500	2,426,900
Louisiana Public Facilities Authority, Hospital Revenue
Bonds (Franciscan Missionaries of Our Lady Health
System, Inc.), Series A, 5.25%, 8/15/36	2,500	2,363,400
New Orleans, Louisiana, Financing Authority Revenue
Bonds (Xavier University of Louisiana Project),
5.30%, 6/01/12 (c)(e)	1,275	1,380,723

		6,171,023

Maryland — 0.7%
Maryland State Energy Financing Administration,
Limited Obligation Revenue Bonds (Cogeneration-AES
Warrior Run), AMT, 7.40%, 9/01/19	1,050	1,015,046

Massachusetts — 2.6%
Massachusetts State Development Finance Agency
Revenue Bonds (Neville Communities Home), Series A (h):
5.75%, 6/20/22	600	642,162
6%, 6/20/44	1,500	1,573,365
Massachusetts State, HFA, Housing Revenue Bonds,
AMT, Series A, 5.25%, 12/01/48	2,100	1,808,457

		4,023,984

	Par
Municipal Bonds	(000)	Value

Michigan — 3.7%
Flint, Michigan, Hospital Building Authority, Revenue
Refunding Bonds (Hurley Medical Center), Series A,
6%, 7/01/20 (i)	$ 1,100	$ 1,049,532
Michigan State Strategic Fund, Limited Obligation
Revenue Refunding Bonds (Detroit Edison Company
Pollution Control Project), AMT, Series C,
5.65%, 9/01/29 (d)	5,000	4,558,250

		5,607,782

Minnesota — 4.0%
Minneapolis, Minnesota, Community Development Agency,
Supported Development Revenue Refunding Bonds
(Common Bond), Series G-3, 5.35%, 12/01/11 (e)	1,680	1,803,883
Minnesota State Municipal Power Agency, Electric
Revenue Bonds, 5.25%, 10/01/21	4,220	4,300,391

		6,104,274

Mississippi — 1.6%
Mississippi Business Finance Corporation, Mississippi,
PCR, Refunding (System Energy Resources Inc. Project):
5.875%, 4/01/22	2,000	1,920,900
5.90%, 5/01/22	500	480,840

		2,401,740

Missouri — 1.5%
Kansas City, Missouri, IDA, First Mortgage Health
Facilities Revenue Bonds (Bishop Spencer Place),
Series A, 6.50%, 1/01/35	1,000	943,530
Missouri State Development Finance Board,
Infrastructure Facilities Revenue Refunding Bonds
(Branson), Series A, 5.50%, 12/01/32	1,000	937,560
Missouri State Health and Educational Facilities
Authority, Health Facilities Revenue Refunding Bonds
(Sisters of Mercy Health System), VRDN, Series A,
1.05%, 6/01/16 (j)	400	400,000

		2,281,090

New Jersey — 5.5%
New Jersey EDA, Cigarette Tax Revenue Bonds:
5.75%, 6/15/29	4,050	3,792,947
5.50%, 6/15/31	1,890	1,707,936
New Jersey EDA, Retirement Community Revenue
Bonds (Cedar Crest Village Inc. Facility), Series A,
7.25%, 11/15/11 (e)	1,000	1,142,180
New Jersey EDA, Special Facility Revenue Bonds
(Continental Airlines Inc. Project), AMT,
6.625%, 9/15/12	2,000	1,819,300

		8,462,363

New York — 8.8%
Dutchess County, New York, IDA, Civic Facility Revenue
Refunding Bonds (Saint Francis Hospital), Series A,
7.50%, 3/01/29	900	956,601
New York City, New York, City IDA, Civic Facility Revenue
Bonds, Series C, 6.80%, 6/01/28	415	429,550
New York City, New York, City IDA, Special Facility
Revenue Bonds (Continental Airlines Inc. Project), AMT:
8%, 11/01/12	525	499,606
8.375%, 11/01/16	525	487,384

See Notes to Financial Statements.

8 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments (continued) BlackRock MuniHoldings Fund II, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

New York (concluded)
New York City, New York, City Transitional Finance
Authority, Building Aid Revenue Refunding Bonds,
Series S-1, 4.50%, 1/15/38	$ 500	$463,115
New York City, New York Sales Tax Asset Receivable
Corporation Revenue Bonds, Series A, 5%, 10/15/20	3,855	4,013,132
Tobacco Settlement Financing Corporation of
New York Revenue Bonds:
Series A-1, 5.50%, 6/01/15	1,100	1,128,039
Series A-1, 5.50%, 6/01/18	2,400	2,507,544
Series C-1, 5.50%, 6/01/22	1,100	1,137,576
Westchester County, New York, IDA, Continuing Care
Retirement, Mortgage Revenue Bonds (Kendal on
Hudson Project), Series A, 6.50%, 1/01/13 (e)	1,575	1,807,706

		13,430,253

North Carolina — 1.4%
North Carolina Eastern Municipal Power Agency, Power
System Revenue Bonds, Series D, 6.75%, 1/01/26	2,000	2,082,020

Ohio — 2.0%
American Municipal Power, Inc., Ohio, Revenue
Refunding Bonds (Prairie State Energy Campus
Project), Series A, 5%, 2/15/38	1,770	1,686,067
Buckeye Tobacco Settlement Financing Authority, Ohio,
Tobacco Settlement Asset-Backed Bonds, Series A-2,
6.50%, 6/01/47	1,565	1,391,174

		3,077,241

Pennsylvania — 3.9%
Pennsylvania Economic Development Financing Authority,
Exempt Facilities Revenue Bonds (National Gypsum
Company), AMT, Series A, 6.25%, 11/01/27	2,750	2,352,680
Philadelphia, Pennsylvania, Authority for IDR, Commercial
Development, 7.75%, 12/01/17	540	540,383
Sayre, Pennsylvania, Health Care Facilities Authority,
Revenue Bonds (Guthrie Healthcare System),
Series B, 7.125%, 12/01/11 (e)	2,630	3,149,977

		6,043,040

Rhode Island — 1.6%
Rhode Island State Health and Educational Building
Corporation, Hospital Financing Revenue Bonds
(Lifespan Obligation Group), 6.50%, 8/15/12 (e)	2,190	2,467,495

South Carolina — 3.0%
Medical University Hospital Authority, South Carolina,
Hospital Facilities Revenue Refunding Bonds,
Series A, 6.375%, 8/15/12 (e)	2,080	2,343,869
South Carolina Jobs, EDA, EDR (Westminster Presbyterian
Center), 7.75%, 11/15/10 (e)	2,000	2,273,960

		4,617,829

South Dakota — 0.8%
South Dakota State Health and Educational Facilities
Authority Revenue Bonds (Sanford Health),
5%, 11/01/40	1,350	1,246,968

	Par
Municipal Bonds	(000)	Value

Tennessee — 3.9%
Hardeman County, Tennessee, Correctional Facilities
Corporation Revenue Bonds, Series B,
7.375%, 8/01/17	$2,200	$2,102,408
Shelby County, Tennessee, Health, Educational
and Housing Facility Board, Hospital Revenue
Refunding Bonds (Methodist Healthcare)
6.50%, 9/01/12 (e)	3,450	3,920,649

		6,023,057

Texas — 8.0%
Brazos River, Texas, Harbor Navigation District, Brazoria
County Environmental Revenue Refunding Bonds
(Dow Chemical Company Project), AMT, Series A-7,
6.625%, 5/15/33	2,500	2,523,900
Houston, Texas, Health Facilities Development
Corporation, Retirement Facility Revenue Bonds
(Buckingham Senior Living Community), Series A,
7.125%, 2/15/14 (e)	1,300	1,555,918
Matagorda, Texas, Hospital District Revenue Bonds,
5%, 2/15/35 (k)	3,265	3,073,116
North Texas Tollway Authority, System Revenue
Refunding Bonds, Second Tier, Series F,
6.125%, 1/01/31	3,020	3,056,542
San Antonio Energy Acquisition Public Facilities
Corporation, Texas, Gas Supply Revenue Bonds:
5.50%, 8/01/23	1,130	1,086,506
5.50%, 8/01/24	1,035	989,408

		12,285,390

Vermont — 0.7%
Vermont Educational and Health Buildings Financing
Agency, Revenue Bonds (Developmental and
Mental Health), Series A, 6.50%, 6/15/32	1,000	1,018,330

Virginia — 12.0%
Chesterfield County, Virginia, IDA, PCR (Virginia Electric
and Power Company), Series A, 5.875%, 6/01/17	425	447,487
Chesterfield County, Virginia, IDA, PCR, Refunding
(Virginia Electric and Power Company), Series B,
5.875%, 6/01/17	575	607,223
Fairfax County, Virginia, EDA, Resource Recovery
Revenue Refunding Bonds, AMT, Series A,
6.10%, 2/01/11 (l)	5,000	5,226,400
Pocahontas Parkway Association, Virginia, Toll Road
Revenue Bonds, Senior Series B, 7.35%,
8/15/08 (a)(e)	18,400	5,217,872
Tobacco Settlement Financing Corporation of
Virginia, Asset-Backed Revenue Bonds,
5.625%, 6/01/15 (e)	2,185	2,425,656
Virginia State, HDA, Rental Housing Revenue Bonds,
AMT, Series B, 5.625%, 8/01/11	1,095	1,129,558
Virginia State, HDA, Revenue Bonds, AMT, Series D,
6%, 4/01/24	3,200	3,224,512

		18,278,708

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

9

Schedule of Investments (continued) BlackRock MuniHoldings Fund II, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Washington — 0.6%
Seattle, Washington, Housing Authority Revenue Bonds
(Replacement Housing Project), 6.125%, 12/01/32	$ 985	$ 958,809

Wisconsin — 0.9%
Wisconsin State Health and Educational Facilities
Authority Revenue Bonds (SynergyHealth Inc.),
6%, 11/15/32	1,360	1,351,255

Puerto Rico — 1.8%
Puerto Rico Commonwealth Highway and Transportation
Authority, Transportation Revenue Refunding Bonds,
Series N, 5.25%, 7/01/36 (g)	1,945	1,991,019
Puerto Rico Industrial, Medical and Environmental
Pollution Control Facilities Financing Authority, Special
Facilities Revenue Bonds (American Airlines Inc.),
Series A, 6.45%, 12/01/25	1,550	721,277

		2,712,296

U.S. Virgin Islands — 1.8%
Virgin Islands Government Refinery Facilities, Revenue
Refunding Bonds (Hovensa Coker Project), AMT,
6.50%, 7/01/21	2,680	2,704,308

Total Municipal Bonds — 121.5%		185,434,281

Municipal Bonds Transferred to
Tender Option Bond Trusts (m)

California — 8.0%
Sacramento County, California, Airport System Revenue
Bonds, AMT, Senior Series B, 5.25%, 7/01/39 (f)	1,544	1,478,497
San Jose, California, Airport Revenue Refunding Bonds,
AMT, Series A, 5.50%, 3/01/32 (l)	3,780	3,677,637
Sequoia, California, Unified High School District, GO,
Refunding, Series B, 5.50%, 7/01/35 (f)	5,519	5,785,514
Tustin, California, Unified School District, Senior Lien
Special Tax Bonds (Community Facilities District
Number 97-1), Series A, 5%, 9/01/32 (f)	1,250	1,250,862

		12,192,510

Connecticut — 3.1%
Connecticut State Health and Educational Facilities
Authority Revenue Bonds (Yale University):
Series T-1, 4.70%, 7/01/29	2,295	2,293,991
Series X-3, 4.85%, 7/01/37	2,370	2,374,618

		4,668,609

Colorado — 3.3%
Colorado Health Facilities Authority Revenue Bonds
(Catholic Health) (f):
Series C-3, 5.10%, 10/01/41	1,875	1,856,860
Series C-7, 5%, 9/01/36	1,200	1,181,892
Colorado Health Facilities Authority, Revenue
Refunding Bonds (Poudre Valley Health Care) (f):
Series B, 5.25%, 3/01/36	734	736,331
Series C, 5.25%, 3/01/40	1,305	1,304,267

		5,079,350

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (m)	(000)	Value

Maryland — 5.1%
Baltimore Maryland Convention Center Hotel Revenue,
5.25%, 9/01/39 (d)(n)	$ 7,769	$ 7,844,827

Massachusetts — 2.0%
Massachusetts State School Building Authority,
Dedicated Sales Tax Revenue Bonds, Series A,
5%, 8/15/30 (f)	2,999	3,022,043

New Jersey — 1.7%
New Jersey State Turnpike Authority, Turnpike Revenue Bonds,
Series C, 5%, 1/01/30 (f)	2,503	2,526,673

New York — 2.2%
New York City, New York, Sales Tax Asset Receivable
Corporation Revenue Bonds, Series A,
5.25%, 10/15/27 (k)	3,200	3,312,704

Tennessee — 1.6%
Shelby County, Tennessee, Health, Educational and
Housing Facility Board, Hospital Revenue Refunding
Bonds (Saint Jude Children's Research Hospital),
5%, 7/01/31	2,504	2,493,280

Texas — 6.1%
Harris County, Texas, Toll Road Revenue Refunding Bonds,
Senior Lien, Series A, 5.25%, 8/15/35 (f)	8,730	9,241,840

Virginia — 8.1%
University of Virginia, Revenue Refunding Bonds,
5%, 6/01/40	2,730	2,780,805
Virginia State, HDA, Commonwealth Mortgage Revenue
Bonds, Series H, Sub-Series H-1 (c):
5.35%, 7/01/31	1,725	1,737,955
5.375%, 7/01/36	7,900	7,916,511

		12,435,271

Washington — 0.9%
Central Puget Sound Regional Transportation Authority,
Washington, Sales and Use Tax Revenue Bonds,
Series A, 5%, 11/01/32 (f)	1,360	1,375,966

Total Municipal Bonds Transferred to Tender Option
Bond Trusts — 42.1%		64,193,073

Total Long-Term Investments
(Cost — $252,302,290) — 163.6%		249,627,354

Short-Term
Securities	Shares

Merrill Lynch Institutional Tax-Exempt Fund, 2.08% (o)(p)	11,721	11,721

Total Short-Term Securities (Cost — $11,721) — 0.0%		11,721

Total Investments (Cost — $252,314,011*) — 163.6%		249,639,075
Other Assets Less Liabilities — 1.7%		2,593,572
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (25.3%)		(38,581,839)
Preferred Stock, at Redemption Value — (40.0%)		(61,017,817)

Net Assets Applicable to Common Stock — 100.0%	$ 152,632,991

See Notes to Financial Statements.

10 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments (concluded) BlackRock MuniHoldings Fund II, Inc.

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$212,643,692

Gross unrealized appreciation	$ 7,162,749
Gross unrealized depreciation	(8,578,714)

Net unrealized depreciation	$ (1,415,965)

(a) Represents a zero-coupon bond. Rate shown is the effective yield at time of purchase.
(b) FGIC Insured.
(c) MBIA Insured.
(d) XL Capital Insured.
(e) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f) FSA Insured.
(g) Assured Guaranty Insured.
(h) GNMA Collateralized.
(i) ACA Insured.
(j) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(k) FHA Insured.
(l) AMBAC Insured.
(m) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts.
(n) BHAC Insured.
(o) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

Merrill Lynch Institutional Tax-Exempt Fund	(18)	$315

(p) Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2008 11

Schedule of Investments July 31, 2008 BlackRock MuniHoldings New Jersey Insured Fund, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

New Jersey — 136.8%

Atlantic Highlands, New Jersey, Highland Regional
Sewer Authority, Sewer Revenue Refunding Bonds,
5.50%, 1/01/20 (a)	$ 1,875	$ 1,972,106

Camden County, New Jersey, Improvement Authority,
Lease Revenue Bonds, 5.50%, 9/01/10 (b)(c)	1,540	1,640,393

Carteret, New Jersey, Board of Education, COP,
6%, 1/15/10 (b)(d)	430	458,100

Delaware River and Bay Authority Revenue Bonds,
5%, 1/01/33 (d)	2,500	2,458,350

Delaware River Port Authority of Pennsylvania and
New Jersey Revenue Bonds (c):
5.50%, 1/01/12	5,000	5,190,350
5.625%, 1/01/13	6,000	6,244,740
5.75%, 1/01/15	500	521,045
6%, 1/01/18	4,865	5,060,962
6%, 1/01/19	5,525	5,747,547

Delaware River Port Authority of Pennsylvania and
New Jersey Revenue Bonds (Port District Project),
Series B, 5.625%, 1/01/26 (c)	2,425	2,488,777

East Orange, New Jersey, Board of Education, COP,
5.50%, 8/01/12 (c)	7,895	8,414,728

Essex County, New Jersey, Improvement Authority, Lease
Revenue Bonds (Correctional Facility Project),
6%, 10/01/10 (a)(b)	4,000	4,299,480

Essex County, New Jersey, Improvement Authority
Revenue Bonds, Series A, 5%, 10/01/13 (a)(b)	4,400	4,791,732

Garden State Preservation Trust of New Jersey, Capital
Appreciation Revenue Bonds, Series B (c)(e):
5.12%, 11/01/23	9,000	4,200,390
5.20%, 11/01/25	10,000	4,152,800

Garden State Preservation Trust of New Jersey, Open
Space and Farmland Preservation Revenue Bonds,
Series A (c):
5.80%, 11/01/21	1,960	2,185,067
5.80%, 11/01/23	2,730	3,025,741

Garden State Preservation Trust of New Jersey, Open
Space and Farmland Preservation, Revenue Refunding
Bonds, Series C (c):
5.25%, 11/01/20	5,000	5,516,100
5.25%, 11/01/21	7,705	8,505,318

Hopatcong, New Jersey, GO, Sewer Refunding Bonds,
4.50%, 8/01/33 (f)	2,690	2,550,739

Jersey City, New Jersey, GO, Series B, 5.25%,
9/01/11 (b)(c)	2,230	2,439,062

Lafayette Yard, New Jersey, Community Development
Revenue Bonds (Hotel/Conference Center Project-
Trenton), 6%, 4/01/10 (b)(d)	5,250	5,591,145

Middlesex County, New Jersey, COP, 5.25%, 6/15/23 (d)	1,550	1,575,559

Middlesex County, New Jersey, COP, Refunding, 5.50%,
8/01/16 (d)	1,375	1,457,019

Middlesex County, New Jersey, Improvement Authority,
Lease Revenue Bonds (Educational Services
Commission Projects), 6%, 7/15/10 (b)	5,270	5,695,763

	Par
Municipal Bonds	(000)	Value

New Jersey (continued)

Middlesex County, New Jersey, Improvement Authority
Revenue Bonds (Senior Citizens Housing Project),
AMT, 5.50%, 9/01/30 (f)	$ 500	$ 507,135

Monmouth County, New Jersey, Improvement Authority,
Governmental Loan Revenue Refunding Bonds (f):
5.35%, 12/01/10 (b)	695	742,260
5.375%, 12/01/10 (b)	535	571,680
5.35%, 12/01/17	845	884,859
5.375%, 12/01/18	935	979,702

Morristown, New Jersey, Parking Authority Revenue
Bonds (d):
5%, 8/01/30	1,830	1,840,541
5%, 8/01/33	3,000	3,000,000

New Jersey EDA, Cigarette Tax Revenue Bonds:
5.625%, 6/15/19	2,700	2,640,816
5.75%, 6/15/29 (g)	2,000	1,954,720
5.50%, 6/15/31 (g)	585	567,198
5.75%, 6/15/34 (g)	1,180	1,150,465

New Jersey EDA, Lease Revenue Bonds (University of
Medicine and Dentistry-International Center for Public
Health Project), 6%, 6/01/32 (f)	5,000	5,017,550

New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds,
Series A (d):
5.25%, 7/01/26	7,500	7,837,800
5.25%, 7/01/33	11,105	11,256,583
5%, 7/01/34	2,000	1,957,260

New Jersey EDA, School Facilities Construction Revenue
Bonds:
Series O, 5.25%, 3/01/23	4,420	4,591,584
Series U, 5%, 9/01/37 (f)	2,500	2,508,950

New Jersey EDA, School Facilities Construction, Revenue
Refunding Bonds, Series N-1, 5.50%, 9/01/27 (a)	1,000	1,081,570

New Jersey EDA, Solid Waste Disposal Facilities Revenue
Bonds (Waste Management Inc.), AMT, Series A, 5.30%,
6/01/15	2,500	2,379,300

New Jersey EDA, State Lease Revenue Bonds:
(Liberty State Park Project), Series C, 5%,
3/01/22 (c)	2,670	2,745,241
(State Office Buildings Projects), 6%,
6/15/10 (b)(f)	3,000	3,205,650
(State Office Buildings Projects), 6.25%,
6/15/10 (b)(f)	4,620	4,957,768

New Jersey EDA, Water Facilities Revenue Bonds (New
Jersey-American Water Company, Inc. Project), AMT,
Series A, 5.25%, 11/01/32 (f)	3,000	2,721,240

New Jersey Health Care Facilities Financing Authority,
Department of Human Services Revenue Bonds
(Greystone Park Psychiatric Hospital Project), 5%,
9/15/23 (f)	10,775	10,864,325

New Jersey Health Care Facilities Financing Authority
Revenue Bonds:
(Meridian Health), Series V, 5%, 7/01/38 (h)	2,000	1,987,620
(Society of the Valley Hospital), 5.375%,
7/01/25 (f)	2,820	2,881,335
(Somerset Medical Center), 5.50%, 7/01/33	2,135	1,721,450
(South Jersey Hospital System), 6%, 7/01/12 (b)	5,440	6,021,699

See Notes to Financial Statements.

12 ANNUAL REPORT JULY 31, 2008

Schedule of Investments (continued) BlackRock MuniHoldings New Jersey Insured Fund, Inc.
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

New Jersey (continued)

New Jersey Health Care Facilities Financing Authority,
Revenue Refunding Bonds:
(AHS Hospital Corporation), Series A, 6%,
7/01/13 (f)(i)	$ 4,000	$ 4,511,480
(Atlantic City Medical Center), 5.75%, 7/01/12 (b)	1,525	1,674,115
(Atlantic City Medical Center), 6.25%, 7/01/12 (b)	530	594,024
(Atlantic City Medical Center), 6.25%, 7/01/17	925	992,100
(Atlantic City Medical Center), 5.75%, 7/01/25	1,975	2,013,651
(Hackensack University Medical Center), 5.25%,
1/01/36 (h)	1,250	1,272,250
(Meridian Health System Obligation Group),
5.375%, 7/01/24 (c)	1,000	1,028,080

New Jersey Sports and Exposition Authority, Luxury Tax
Revenue Refunding Bonds (Convention Center) (d):
5.50%, 3/01/21	5,890	6,449,786
5.50%, 3/01/22	3,000	3,279,900

New Jersey Sports and Exposition Authority, State Contract
Revenue Bonds, Series A, 6%, 3/01/13 (d)	2,400	2,512,320

New Jersey State Educational Facilities Authority, Higher
Education, Capital Improvement Revenue Bonds,
Series A, 5.125%, 9/01/12 (b)(f)	7,500	8,141,100

New Jersey State Educational Facilities Authority Revenue
Bonds:
(Capital Improvement Fund), Series A, 5.75%,
9/01/10 (b)(c)	9,420	10,081,755
(Montclair State University), Series A, 5%,
7/01/21 (f)	1,200	1,240,752
(Montclair State University), Series A, 5%,
7/01/22 (f)	2,880	2,965,248
(Rowan University), Series C, 5%, 7/01/14 (b)(d)	3,260	3,564,745
(Rowan University), Series C, 5.125%,
7/01/14 (b)(d)	3,615	3,977,078

New Jersey State Educational Facilities Authority, Revenue Refunding Bonds:
(Montclair State University), Series J, 4.25%,
7/01/30 (d)	3,775	3,324,378
(Montclair State University), Series L, 5%,
7/01/14 (b)(d)	7,510	8,212,035
(Ramapo College), Series I, 4.25%, 7/01/31 (f)	1,250	1,095,050
(Ramapo College), Series I, 4.25%, 7/01/36 (f)	900	774,765
(Rowan University), Series B, 5%, 7/01/25 (h)	4,300	4,428,656
(Rowan University), Series C, 5%, 7/01/31 (a)	850	820,734
(Rowan University), Series C, 5.25%, 7/01/11 (a)(b)	790	854,353
(Rowan University), Series C, 5.25%, 7/01/17 (a)	2,135	2,226,442
(Rowan University), Series C, 5.25%, 7/01/18 (a)	2,535	2,603,724
(Rowan University), Series C, 5.25%, 7/01/19 (a)	2,370	2,467,881
(Stevens Institute of Technology), Series A, 5%,
7/01/27	2,800	2,625,588
(Stevens Institute of Technology), Series A, 5%,
7/01/34	900	788,769

New Jersey State Housing and Mortgage Finance Agency,
Home Buyer Revenue Bonds, AMT, Series U (d):
5.60%, 10/01/12	725	735,940
5.65%, 10/01/13	2,090	2,116,000
5.75%, 4/01/18	2,345	2,360,899
5.85%, 4/01/29	615	612,897

	Par
Municipal Bonds	(000)	Value

New Jersey (continued)

New Jersey State Housing and Mortgage Finance
Agency Revenue Bonds, DRIVERS, Series 2619,
6.753%, 11/01/13 (c)(j)	$ 4	$ 3,612

New Jersey State Housing and Mortgage Finance Agency,
S/F Housing Revenue Refunding Bonds, AMT, Series T,
4.70%, 10/01/37	800	644,656

New Jersey State Transit Corporation, COP (Federal
Transit Administration Grants), Series A, 6.125%,
9/15/09 (b)(f)	2,500	2,611,275

New Jersey State Transportation Trust Fund Authority,
Transportation System Revenue Bonds:
Series A, 6%, 6/15/10 (b)	7,500	8,014,125
Series A, 5%, 12/15/32 (f)	1,425	1,427,137
Series C, 4.70%, 12/15/32 (c)(e)	4,050	1,101,600
Series C, 5.05%, 12/15/35 (e)(f)	1,400	315,714
Series C, 5.05%, 12/15/36 (e)(f)	5,500	1,170,070
Series D, 5%, 6/15/19 (c)	7,800	8,154,588

New Jersey State Transportation Trust Fund Authority,
Transportation System Revenue Refunding Bonds,:
Series A, 5.25%, 12/15/20 (c)	10,750	11,647,195
Series B, 5.50%, 12/15/21 (d)	9,165	10,058,496

New Jersey State Turnpike Authority, Turnpike Revenue
Bonds, Series B, 5.15%, 1/01/35 (e)(f)	7,615	5,474,576

New Jersey State Turnpike Authority, Turnpike Revenue
Refunding Bonds, Series C (d):
6.50%, 1/01/16 (i)	4,610	5,253,595
6.50%, 1/01/16	910	1,056,619

Newark, New Jersey, Housing Authority, Port Authority-Port
Newark Marine Terminal, Additional Rent-Backed Revenue
Refunding Bonds (City of Newark Redevelopment Projects),
4.375%, 1/01/37 (d)	620	560,654

North Bergen Township, New Jersey, Board of Education,
COP (b)(c):
6%, 12/15/10	1,000	1,093,220
6.25%, 12/15/10	3,260	3,582,577

North Hudson Sewage Authority, New Jersey, Sewer
Revenue Refunding Bonds, 5.125%, 8/01/20 (d)	4,335	4,643,999

Orange Township, New Jersey, Municipal Utility and Lease,
GO, Refunding, Series C, 5.10%, 12/01/17 (d)	1,035	1,053,320

Paterson, New Jersey, Public School District, COP (b)(d):
6.125%, 11/01/09	1,980	2,102,859
6.25%, 11/01/09	2,000	2,127,180

Perth Amboy, New Jersey, GO (Convertible CABS),
Refunding (c)(e):
4.50%, 7/01/32	4,605	3,770,390
4.50%, 7/01/33	1,395	1,140,092
4.50%, 7/01/37	1,470	1,194,184

Port Authority of New York and New Jersey, Consolidated
Revenue Refunding Bonds, AMT, 152nd Series,
5.25%, 11/01/35	6,000	5,973,660

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2008 13

Schedule of Investments (continued) BlackRock MuniHoldings New Jersey Insured Fund, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

New Jersey (concluded)

Port Authority of New York and New Jersey, Special
Obligation Revenue Bonds (JFK International Air
Terminal LLC), AMT, Series 6 (d):
6.25%, 12/01/11	$ 13,500	$ 14,232,510
6.25%, 12/01/15	1,500	1,593,390
5.75%, 12/01/25	3,000	2,913,300

Rahway Valley Sewerage Authority, New Jersey, Sewer
Revenue Bonds, CABS, Series A, 4.79%, 9/01/28 (d)(e)	6,600	2,235,420

Salem County, New Jersey, Improvement Authority
Revenue Bonds (Finlaw State Office Building Project),
5.375%, 8/15/28 (c)	500	528,005

South Jersey Port Corporation of New Jersey, Revenue
Refunding Bonds:
4.50%, 1/01/15	3,750	3,849,563
4.50%, 1/01/16	1,920	1,957,670

Tobacco Settlement Financing Corporation of New Jersey,
Asset-Backed Revenue Bonds, 7%, 6/01/13 (b)	4,755	5,575,856

Trenton, New Jersey, Parking Authority, Parking Revenue
Bonds, 6.10%, 4/01/10 (a)(b)	8,650	9,200,227

University of Medicine and Dentistry of New Jersey,
COP, 5%, 6/15/29 (d)	2,000	1,917,360

University of Medicine and Dentistry of New Jersey,
Revenue Bonds, Series A, 5.50%, 12/01/27 (f)	4,740	4,786,831

West Deptford Township, New Jersey, GO,
5.625%, 9/01/10 (a)(b)	8,580	9,161,037

		417,232,371

Puerto Rico — 10.6%

Puerto Rico Commonwealth Aqueduct and Sewer
Authority, Senior Lien Revenue Bonds, Series A,
5.125%, 7/01/47 (h)	6,870	6,751,355

Puerto Rico Commonwealth Highway and Transportation
Authority, Highway Revenue Refunding Bonds, Series CC,
5.50%, 7/01/31 (h)	5,000	5,296,200

Puerto Rico Commonwealth Highway and Transportation
Authority, Transportation Revenue Refunding Bonds,
Series N, 5.25%, 7/01/39 (a)	3,950	3,798,123

Puerto Rico Commonwealth Infrastructure Financing
Authority, Special Tax and Capital Appreciation
Revenue Bonds, Series A, 4.34%, 7/01/37 (e)(f)	4,000	742,760

Puerto Rico Electric Power Authority, Power Revenue Bonds:
Series HH, 5.25%, 7/01/10 (b)(c)	6,830	7,285,561
Series RR, 5%, 7/01/28 (k)	5,100	4,864,686

Puerto Rico Industrial, Tourist, Educational, Medical and
Environmental Control Facilities Revenue Bonds:
(Hospital Auxilio Mutuo Obligation Group),
Series A, 6.25%, 7/01/24 (d)	1,780	1,794,827
(Hospital de la Concepcion), Series A, 6.50%,
11/15/20	1,750	1,862,228

		32,395,740

Total Municipal Bonds — 147.4%		449,628,111

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (I)	(000)	Value

New Jersey — 16.6%

Garden State Preservation Trust of New Jersey, Open
Space and Farmland Preservation Revenue Bonds,
Series A, 5.75%, 11/01/28 (c)	$ 9,160	$ 10,458,796

New Jersey EDA, School Facilities Construction Revenue
Bonds, Series L, 5%, 3/01/30 (c)	9,000	9,100,170

New Jersey State Educational Facilities Authority, Revenue
Refunding Bonds (College of New Jersey), Series D,
5%, 7/01/35 (c)	9,525	9,606,153

New Jersey State Housing and Mortgage Finance
Agency, Capital Fund Program Revenue Bonds,
Series A (c):
4.70%, 11/01/25	11,225	11,097,206
5%, 5/01/27	4,793	4,892,376

Port Authority of New York and New Jersey, Consolidated
Revenue Refunding Bonds, AMT, 152nd Series,
5.75%, 11/01/30	5,175	5,406,167

Total Municipal Bonds Transferred to Tender Option
Bond Trusts — 16.6%		50,560,868

Total Long-Term Investments
(Cost — $492,124,741) — 164.0%		500,188,979

Short-Term Securities	Shares

CMA New Jersey Municipal Money Fund,
1.75% (m)(n)	9,750,906	9,750,906

Total Short-Term Securities
(Cost — $9,750,906) — 3.2%		9,750,906

Total Investments (Cost — $501,875,647*) — 167.2%		509,939,885
Other Assets Less Liabilities — 1.2%		3,716,106
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (10.5%)		(31,956,704)
Preferred Stock, at Redemption Value — (57.9%)		(176,752,443)

Net Assets Applicable to Common Stock — 100.0%		$ 304,946,844

* The cost and unrealized appreciation (depreciation) of investments as of July 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 471,750,778

Gross unrealized appreciation	$ 13,290,907
Gross unrealized depreciation	(6,924,720)

Net unrealized appreciation	$ 6,366,187

(a) FGIC Insured.
(b) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) FSA Insured.
(d) MBIA Insured.
(e) Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.
(f) AMBAC Insured.
(g) Radian Insured.

See Notes to Financial Statements.

14 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments (concluded) BlackRock MuniHoldings New Jersey Insured Fund, Inc.

(h) Assured Guaranty Insured.
(i) Security is collateralized by Municipal or U.S. Treasury Obligations.
(j) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(k) CIFG Insured.
(l) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to
Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

CMA New Jersey Municipal Money Fund	1,373,386	$174,277

(n) Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

15

Statements of Assets and Liabilities

		BlackRock
		MuniHoldings
	BlackRock	New Jersey
	MuniHoldings	Insured
July 31, 2008	Fund II, Inc.	Fund, Inc.

Assets

Investments at value — unaffiliated[1]	$ 249,627,354	$ 500,188,979
Investments at value — affiliated[2]	11,721	9,750,906
Cash	59,326	71,514
Interest receivable	3,438,378	5,108,295
Prepaid expenses	9,228	18,238

Total assets	253,146,007	515,137,932

Accrued Liabilities

Interest expense and fees payable	170,491	133,784
Investment advisory fees payable	118,293	211,463
Other affiliates payable	2,286	4,803
Income dividends payable	703,916	1,126,007
Officer’s and Directors’ payable	380	271
Other accrued expenses payable	88,485	139,397

Total accrued liabilities	1,083,851	1,615,725

Other Liabilities

Trust certificates[3]	38,411,348	31,822,920

Total Liabilities	39,495,199	33,438,645

Preferred Stock at Redemption Value

Preferred Stock, at $0.10 par value per share at $25,000 per share liquidation preference[4,5]	61,017,817	176,752,443

Net Assets Applicable to Common Stock

Net assets applicable to Common Stock	$ 152,632,991	$ 304,946,844

Net Assets Applicable to Common Stock Shareholders Consist of

Common Stock, par value $0.10 per share[6]	$ 1,117,328	$ 2,124,541
Paid-in capital in excess of par	164,838,271	319,388,284
Undistributed net investment income	1,985,174	747,397
Accumulated net realized loss	(12,632,846)	(25,377,616)
Net unrealized appreciation/depreciation	(2,674,936)	8,064,238

Net Assets Applicable to Common Stock Shareholders	$ 152,632,991	$ 304,946,844

Net asset value per share of Common Stock	$ 13.66	$ 14.35

[1] Investments at cost — unaffiliated	$ 252,302,290	$ 492,124,741

[2] Investments at cost — affiliated	$ 11,721	$ 9,750,906

[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Stock issued and outstanding:
Series A Shares	1,220	1,184

Series B Shares	1,220	1,184

Series C Shares	—	2,089

Series D Shares	—	1,636

Series E Shares	—	975

[5] Preferred Stock authorized	3,480	8,120

[6] Common Stock issued and outstanding	11,173,277	21,245,413

See Notes to Financial Statements.

16 ANNUAL REPORT

JULY 31, 2008

Statements of Operations

		BlackRock
		MuniHoldings
	BlackRock	New Jersey
	MuniHoldings	Insured
Year Ended July 31, 2008	Fund II, Inc.	Fund, Inc.

Investment Income

Interest	$ 14,179,423	$ 23,459,449
Income from affiliates	315	174,277

Total income	14,179,738	23,633,726

Expenses

Investment advisory	1,374,513	2,845,558
Commissions for Preferred Stock	215,176	512,743
Accounting services	94,583	164,054
Professional	100,169	135,997
Transfer agent	24,584	41,859
Printing	19,771	35,501
Officer and Directors	19,375	30,721
Custodian	15,781	28,407
Registration	8,884	8,868
Miscellaneous	64,352	90,107

Total expenses excluding interest expense and fees	1,937,188	3,893,815
Interest expense and fees[1]	609,210	242,122

Total expenses	2,546,398	4,135,937
Less fees waived by advisor	(22)	(238,800)

Total expenses after waiver	2,546,376	3,897,137

Net investment income	11,633,362	19,736,589

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	1,098,534	(1,469,777)
Swaps	(31,587)	—

	1,066,947	(1,469,777)

Net change in unrealized appreciation/depreciation on:
Investments	(13,877,342)	(8,375,097)
Swaps	66,099	—

	(13,811,243)	(8,375,097)

Total realized and unrealized loss	(12,744,296)	(9,844,874)

Dividends to Preferred Stock Shareholders From

Net investment income	(2,964,352)	(6,691,973)

Net Increase (Decrease) in Net Assets Applicable to Common Stock Shareholders Resulting from Operations	$ (4,075,286)	$ 3,199,742

[1] Related to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

17

Statements of Changes in Net Assets

	BlackRock		BlackRock MuniHoldings
	MuniHoldings Fund II, Inc.		New Jersey Insured Fund, Inc.

	Year Ended July 31,		Year Ended July 31,

Increase (Decrease) in Net Assets:	2008	2007	2008	2007

Operations

Net investment income	$ 11,633,362	$ 11,705,163	$ 19,736,589	$ 21,769,795
Net realized gain (loss)	1,066,947	1,636,714	(1,469,777)	2,584,163
Net change in unrealized appreciation/depreciation	(13,811,243)	(2,106,859)	(8,375,097)	(3,049,991)
Dividends to Preferred Stock shareholders from net investment income	(2,964,352)	(3,062,036)	(6,691,973)	(6,513,353)

Net increase (decrease) in net assets applicable to Common Stock shareholders
resulting from operations	(4,075,286)	8,172,982	3,199,742	14,790,614

Dividends to Common Stock Shareholders From

Net investment income	(8,477,052)	(8,623,062)	(14,021,973)	(15,781,439)

Capital Share Transactions

Reinvestment of common dividends	—	70,232	—	1,110,968

Net Assets Applicable to Common Stock Shareholders

Total increase (decrease) in net assets applicable to Common Stock	(12,552,338)	(379,848)	(10,822,231)	120,143
Beginning of year	165,185,329	165,565,177	315,769,075	315,648,932

End of year	$ 152,632,991	$ 165,185,329	$ 304,946,844	$ 315,769,075

End of year undistributed net investment income	$ 1,985,174	$ 1,645,606	$ 747,397	$ 1,724,754

See Notes to Financial Statements.

18 ANNUAL REPORT

JULY 31, 2008

Financial Highlights			BlackRock MuniHoldings Fund II, Inc.
			Year Ended July 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$ 14.78	$ 14.82	$ 15.03	$ 13.98	$ 13.46

Net investment income[1]	1.04	1.05	1.04	1.08	1.15
Net realized and unrealized gain (loss)	(1.14)	(0.05)	(0.11)	1.15	0.50
Dividends to Preferred Stock shareholders from net investment income	(0.26)	(0.27)	(0.23)	(0.14)	(0.10)

Net increase (decrease) from investment operations	(0.36)	0.73	0.70	2.09	1.55

Dividends to Common Stock shareholders from net investment income	(0.76)	(0.77)	(0.91)	(1.04)	(1.03)

Net asset value, end of year	$ 13.66	$ 14.78	$ 14.82	$ 15.03	$ 13.98

Market price, end of year	$ 13.01	$ 13.99	$ 14.12	$ 15.25	$ 13.53

Total Investment Return[2]

Based on net asset value	(2.30)%	5.08%	4.89%	15.46%	11.88%

Based on market price	(1.69)%	4.39%	(1.50)%	21.04%	10.75%

Ratios to Average Net Assets Applicable to Common Stock

Total expenses after waiver and excluding interest expense and fees[3,4]	1.18%	1.19%	1.18%	1.19%	1.21%

Total expenses after waiver[3]	1.55%	1.63%	1.44%	1.27%	1.30%

Total expenses[3]	1.55%	1.63%	1.44%	1.27%	1.31%

Net investment income[3]	7.07%	6.97%	7.04%	7.38%	8.13%

Dividends to Preferred Stock shareholders	1.79%	1.82%	1.55%	0.98%	0.69%

Net investment income to Common Stock shareholders	5.28%	5.15%	5.49%	6.40%	7.44%

Supplemental Data

Net assets applicable to Common Stock, end of year (000)	$ 152,633	$ 165,185	$ 165,565	$ 167,588	$ 155,583

Preferred Stock outstanding at liquidation preference, end of year (000)	$ 61,000	$ 87,000	$ 87,000	$ 87,000	$ 87,000

Portfolio turnover	28%	15%	41%	38%	29%

Asset coverage end of year per $1,000	$ 3,502	$ 2,899	$ 2,903	$ 2,926	$ 2,788

[1]	Based on average shares outstanding.

[2]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Do not reflect the effect of dividends to Preferred Stock shareholders.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

19

Financial Highlights (concluded)		BlackRock MuniHoldings New Jersey Insured Fund, Inc.
			Year Ended July 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$ 14.86	$ 14.91	$ 15.62	$ 15.03	$ 14.46

Net Investment income[1]	0.93	1.03	1.03	1.04	1.07
Net realized and unrealized gain (loss)	(0.47)	(0.03)	(0.61)	0.66	0.51
Dividends to Preferred Stock shareholders from net investment income	(0.31)	(0.31)	(0.26)	(0.16)	(0.08)

Net increase from investment operations	0.15	0.69	0.16	1.54	1.50

Dividends to Common Shareholders from net investment income	(0.66)	(0.74)	(0.87)	(0.95)	(0.93)

Net asset value, end of year	$ 14.35	$ 14.86	$ 14.91	$ 15.62	$ 15.03

Market price, end of year	$ 12.93	$ 14.40	$ 14.98	$ 15.89	$ 14.17

Total Investment Return[2]

Based on net asset value	1.35%	4.71%	1.09%	10.63%	10.90%

Based on market price	(5.76)%	0.99%	(0.16)%	19.37%	11.24%

Ratios to Average Net Assets Applicable to Common Stock

Total expenses after waiver and excluding interest expense and fees [3,4]	1.15%	1.17%	1.15%	1.14%	1.13%

Total expenses after waiver[3]	1.23%	1.40%	1.39%	1.25%	1.19%

Total expenses[3]	1.30%	1.45%	1.45%	1.31%	1.27%

Net investment income[3]	6.22%	6.77%	6.80%	6.69%	6.97%

Dividends to Preferred Stock shareholders	2.11%	2.03%	1.72%	1.02%	0.54%

Net investment income to Common Stock shareholders	4.11%	4.74%	5.08%	5.67%	6.43%

Supplemental Data

Net assets applicable to Common Stock, end of year (000)	$ 304,947	$ 315,769	$ 315,649	$ 328,853	$ 316,171

Preferred Stock outstanding at liquidation preference, end of year (000)	$ 176,700	$ 203,000	$ 203,000	$ 203,000	$ 203,000

Portfolio turnover	12%	17%	16%	29%	8%

Asset coverage end of year per $1,000	$ 2,726	$ 2,556	$ 2,555	$ 2,620	$ 2,557

[1]	Based on average shares outstanding.

[2]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Do not reflect the effect of dividends to Preferred Stock shareholders.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

20 ANNUAL REPORT

JULY 31, 2008

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock MuniHoldings Fund II, Inc. and BlackRock MuniHoldings New
Jersey Insured Fund, Inc. (the “Funds” or individually as the “Fund”), are registered under the Investment Company Act of 1940, as amended,
(the “1940 Act”) as non-diversified, closed-end management investment companies. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of
America, which may require the use of management accruals and esti-
mates. Actual results may differ from these estimates. The Funds deter-
mine, and make available for publication, the net asset values of their
Common Stock on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments: Municipal investments (including commit-
ments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Fund’s Board of Directors (the
“Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and various relationships between investments. Swaps are valued by quoted fair values received daily by each Fund’s pricing service or through brokers. Short-term secu-
rities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value
Assets”). When determining the price for Fair Value Assets, the invest-
ment advisor and/or sub-advisor seeks to determine the price that the
Funds might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-
advisor deems relevant. The pricing of all Fair Value Assets is subse-
quently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•Forward interest rate swaps — Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. Changes in the value of the forward interest rate swap are recognized as unrealized gains and losses.
When the agreement is closed, the Funds record a realized gain or loss in an amount equal to the value of the agreement. The Funds generally intend to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.

Forward Commitments and When-Issued Delayed Delivery Securities:
The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securi-
ties under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued basis, the Funds will hold liquid assets worth at least the equivalent of the amount due.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Funds
leverage their assets through the use of tender option bond trusts
(“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal securities. Other funds managed by the investment advisor may also contribute municipal securities to a TOB into which each Fund has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB
Residuals”), which are generally issued to the participating fund that made the transfer. The TOB Residuals held by the Funds include the right of each Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal secu-
rities from the TOB to the Fund. The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expens-
es, is paid to the Fund, which typically invests the cash in additional municipal securities. Each Fund’s transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented in the Fund’s Schedule of
Investments and the proceeds from the transaction are reported as a liability of the Funds.

Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee

ANNUAL REPORT

JULY 31, 2008

21

Notes to Financial Statements (continued)

services to a TOB are reported as expenses of the Funds. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. As of July 31, 2008, the aggregate value of the underlying municipal securities transferred to TOBs, the related liability for trust certificates and the range of interest rates were as follows:

Underlying
Municipal
	Securities	Liability	Range of
	Transferred	for Trust	Interest
	to TOBs	Certificates	Rates

BlackRock MuniHoldings			1.685% –
Fund II, Inc	$64,193,073	$38,411,348	2.954%
BlackRock MuniHoldings
New Jersey			1.739% –
Insured Fund, Inc	$50,560,868	$31,822,920	2.084%

Financial transactions executed through TOBs generally will under-
perform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, each Fund’s investment in TOBs likely will adversely affect each Fund’s investment income and dividends to Common Stock shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect each Fund’s net asset value per share.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation: In cases in which the 1940 Act and the interpretive posi-
tions of the Securities and Exchange Commission (“SEC”) require that the Funds segregate assets in connection with certain investments
(e.g., swaps) and certain borrowings, each Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment trans-
actions are recorded on the dates the transactions are entered into
(the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. The Funds amortize all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are record-
ed on the ex-dividend dates. Dividends and distributions to Preferred
Stock shareholders are accrued and determined as described in Note 4.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective January 31, 2008, the Funds implemented Financial
Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting
for Uncertainty in Income Taxes — an interpretation of FASB Statement
No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition thresh-
old a tax position must meet in connection with accounting for uncer-
tainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evalu-
ated the application of FIN 48 to each Fund, and has determined that the adoption of FIN 48 does not have a material impact on each Fund’s financial statements. The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination.
The statute of limitations on each Fund’s U.S. federal tax return remains open for the years ended July 31, 2005 through July 31, 2007. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement
of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”), was issued and is effective for fiscal years beginning after
November 15, 2007. FAS 157 defines fair value, establishes a frame-
work for measuring fair value and expands disclosures about fair value measurements. The impact on each Fund’s financial statement disclo-
sures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting
Standards No. 159, “The Fair Value Option for Financial Assets and
Financial Liabilities” (“FAS 159”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value.
FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on each Fund’s financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161,
“Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161

22 ANNUAL REPORT

JULY 31, 2008

Notes to Financial Statements (continued)

is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The impact on each Fund’s financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, non-interested Directors (“Independent Directors”)
may defer a portion of their annual complex-wide compensation.
Deferred amounts earn an approximate return as though equivalent dol-
lar amounts have been invested in common shares of other certain
BlackRock Closed-End Funds selected by the Independent Directors.
This has approximately the same economic effect for the Independent
Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-
under represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common stock of other certain BlackRock Closed-End Funds selected by the Independent
Directors in order to match its deferred compensation obligations.

Other: Expenses directly related to each Fund are charged to that
Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned sub-
sidiary of BlackRock, Inc., to provide investment advisory and adminis-
tration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC
Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Advisor a monthly fee at an annual rate of 0.55% of each Fund’s average daily net assets. Average daily net assets is the average daily value of the Fund’s total assets minus the sum of its accrued liabilities.

The Advisor has voluntarily agreed to waive its advisory fee on the pro-
ceeds of Preferred Stock and TOBs that exceeds 35% of the average daily net assets of BlackRock MuniHoldings New Jersey Insured Fund,
Inc. For the year ended July 31, 2008, the amount was $195,615.
This amount is included in fees waived by advisor on the Statements of Operations.

The Advisor has agreed to waive its advisory fee by the amount of invest-
ment advisory fees each Fund pays to the Advisor indirectly through its investment in affiliated money market funds. This amount is included in fees waived by advisor on the Statements of Operations. For the year ended July 31, 2008, the amounts were as follows:

Fees Waived by Advisor

BlackRock MuniHoldings Fund II, Inc	$ 22
BlackRock MuniHoldings New Jersey Insured Fund, Inc	$43,185

The Advisor has entered into separate sub-advisory agreements with
BlackRock Investment Management, LLC (“BIM”), an affiliate of the
Advisor, with respect to each Fund, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the invest-
ment advisory fee paid by each Fund to the Advisor.

For the year ended July 31, 2008, the Funds reimbursed the Advisor for certain accounting services, which are included in accounting services on the Statements of Operations. The reimbursements were as follows:

Reimbursement
to the Advisor

BlackRock MuniHoldings Fund II, Inc	$4,203
BlackRock MuniHoldings New Jersey Insured Fund, Inc	$8,721

Certain officers and/or directors of the Funds are officers and/or direc-
tors of BlackRock, Inc. or its affiliates. The Funds reimburse the Advisor for compensation paid to the Funds’ Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2008 were as follows:

		BlackRock
		MuniHoldings
	BlackRock	New Jersey
	MuniHoldings	Insured
	Fund II, Inc.	Fund, Inc.

Total Purchases	$74,739,607	$61,766,470
Total Sales	$72,930,367	$65,548,399

4. Capital Stock Transactions:

Each Fund is authorized to issue 200,000,000 shares of stock, includ-
ing Preferred Stock, par value $0.10 per share, all of which were initially classified as Common Stock. Each Board is authorized, however, to reclassify any unissued shares of common stock without approval of the holders of Common Stock.

Common Stock

BlackRock MuniHoldings Fund II, Inc.

Shares issued and outstanding during the year ended July 31, 2008 remained constant and during the year ended July 31, 2007 increased by 4,645 as a result of dividend reinvestment.

ANNUAL REPORT

JULY 31, 2008

23

Notes to Financial Statements (continued)

BlackRock MuniHoldings New Jersey Insured Fund, Inc.

Shares issued and outstanding during the year ended July 31, 2008 remained constant and during the year ended July 31, 2007 increased by 72,669 as a result of dividend reinvestment.

Preferred Stock

Preferred Stock of the Funds has a par value of $0.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitles their holders to receive cash dividends at varying annualized rates for each dividend period. The yields in effect at July 31,
2008 were as follows:

		BlackRock
		MuniHoldings
	BlackRock	New Jersey
	MuniHoldings	Insured
	Fund II, Inc.	Fund, Inc.

Series A	3.503%	3.579%
Series B	3.579%	3.579%
Series C	—	3.503%
Series D	—	3.427%
Series E	—	3.579%

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. For the year ended July 31, 2008, Merrill Lynch,
Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of
Merrill Lynch, earned commissions as follows:

Commissions

BlackRock MuniHoldings Fund II, Inc	$ 80,144
BlackRock MuniHoldings New Jersey Insured Fund, Inc	$265,947

On June 4, 2008, the Funds announced the following redemptions of Preferred Stock at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

BlackRock	Redemption	Stock	Aggregate
MuniHoldings Fund II, Inc.	Date	Redeemed	Principal

Series A	6/25/08	520	$13,000,000
Series B	6/23/08	520	$13,000,000

BlackRock MuniHoldings	Redemption	Stock	Aggregate
New Jersey Insured Fund, Inc.	Date	Redeemed	Principal

Series A	6/24/08	176	$ 4,400,000
Series B	6/27/08	176	$ 4,400,000
Series C	6/25/08	311	$ 7,775,000
Series D	6/26/08	244	$ 6,100,000
Series E	6/23/08	145	$ 3,625,000

The Funds financed the Preferred Stock redemptions with cash received from TOB transactions.

Shares issued and outstanding during the year ended July 31, 2007 remained constant.

Dividends on seven-day Preferred Stock are cumulative at a rate which is reset every seven days based on the results of an auction. If the
Preferred Stock fails to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the Preferred Stock to holders of such shares for successive dividend periods until such time as the stock is successfully auctioned. The maximum applicable rate on the Preferred Stock is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. For the year ended July 31,
2008, the Preferred Stock of each Fund was successfully auctioned at each auction date until February 13, 2008. The low, high and average dividend rates on the Preferred Stock for each Fund for the year ended
July 31, 2008 were as follows:

BlackRock MuniHoldings Fund II, Inc.

	Low	High	Average

Series A	2.535%	4.750%	3.490%
Series B	2.535%	4.60%	3.464%

BlackRock MuniHoldings New Jersey Insured Fund, Inc.

	Low	High	Average

Series A	1.900%	4.508%	3.311%
Series B	1.500%	4.508%	3.243%
Series C	2.535%	4.356%	3.353%
Series D	2.480%	4.356%	3.312%
Series E	2.483%	4.508%	3.309%

Since February 13, 2008, the Preferred Stock of the Funds failed to clear any of their auctions. As a result, the Preferred Stock dividend rates were reset to the maximum applicable rate, which ranged from 2.458%
to 4.508% . A failed auction is not an event of default for the Fund but it has a negative impact on the liquidity of the Preferred Stock. A failed auction occurs when there are more sellers of a Fund’s auction rate pre-
ferred stock than buyers. It is impossible to predict how long this imbal-
ance will last. A successful auction for the Funds’ Preferred Stock may not occur for some time, if ever, and even if liquidity does resume, hold-
ers of Preferred Stock may not have the ability to sell the Preferred Stock at its liquidation preference.

The Funds may not declare dividends or make other distributions on
Common Stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock is less than 200%.

24 ANNUAL REPORT

JULY 31, 2008

Notes to Financial Statements (continued)

The Preferred Stock is redeemable at the option of each Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated and unpaid dividends whether or not declared. The
Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of each Fund, as set forth in each Fund’s Articles Supple-
mentary, are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of
Common Stock (one vote per share) and will vote together with holders of
Common Stock (one vote per share) as a single class. However, the holders of Preferred Stock, voting as a separate class, are also entitled to elect two
Directors for a Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstFanding Preferred Stock, voting separately as a class, would be required to (a) adopt any plan of reorgani-
zation that would adversely affect the Preferred Stock (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United
States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $455,008 has been reclas-
sified in BlackRock MuniHoldings Fund II, Inc. between paid-in capital in excess of par and accumulated net realized loss and $189,649 has been reclassified between accumulated net realized loss and undistributed net investment income as a result of permanent differences attributable to expiration of capital loss carryforwards, amortization methods on fixed income securities and reclassification of distributions. These reclassifica-
tions have no effect on net assets or net asset value per share.

BlackRock MuniHoldings Fund II, Inc.

The tax character of distributions paid during the fiscal years ended
July 31, 2008 and July 31, 2007 was as follows:

	7/31/2008	7/31/2007

Distributions paid from:
Tax-exempt income	$11,399,342	$11,685,098
Ordinary income	42,062	—

Total distributions	$11,441,404	$11,685,098

As of July 31, 2008, the components of accumulated loss on a tax basis were as follows:

Undistributed tax-exempt net income	$ 1,004,433
Ordinary income	75,519

Total undistributed net earnings	1,079,952
Capital loss carryforward	(12,986,594)*
Net unrealized losses	(1,415,966)**

Total accumulated net loss	$ (13,322,608)

* On July 31, 2008, the Fund had a capital loss carryforward of $12,986,594, of which $12,107,981 expires in 2009, $689,205 expires in 2010 and $189,408 expires in 2011. This amount will be available to offset future realized capital gains
** The difference between book-basis and tax-basis net unrealized losses is attribut-
able primarily to the difference between the book and tax treatment of residual interests in tender option bond trusts and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

BlackRock MuniHoldings New Jersey Insured Fund, Inc.

The tax character of distributions paid during the fiscal years ended
July 31, 2008 and July 31, 2007 was as follows:

	7/31/2008	7/31/2007

Distributions paid from:
Tax-exempt income	$20,713,946	$22,294,792

Total distributions	$20,713,946	$22,294,792

As of July 31, 2008, the components of accumulated loss on a tax basis were as follows:

Undistributed tax-exempt net income	$ 868,477

Total undistributed net earnings	868,477
Capital loss carryforward	(22,781,740)*
Net unrealized gains	5,347,282**

Total accumulated net loss	$ (16,565,981)

* On July 31, 2008, the Fund had a capital loss carryforward of $22,781,740 of which $22,545,846 expires in 2009 and $235,894 expires in 2011. This amount will be available to offset future realized capital gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes and the difference between the book and tax treatment of residual interests in tender option bond trusts.

6. Concentration Risk:

Each Fund’s investments are concentrated in certain states, which may be affected by adverse financial, social, environmental, economic, regulatory and political factors.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

ANNUAL REPORT

JULY 31, 2008

25

Notes to Financial Statements (concluded)

7. Restatement Information:

Subsequent to the initial issuance of their July 31, 2006 financial state-
ments, the Funds determined that the criteria for sale accounting had not been met for certain transfers of municipal bonds, and that these transfers should have been accounted for as secured borrowings rather than as sales. As a result, certain financial highlights for the years ended
July 31, 2005 and July 31, 2004 have been restated to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.

BlackRock MuniHoldings Fund II, Inc.

Financial Highlights
For the Years Ended July 31, 2005 and 2004

	2005		2004

	Previously		Previously
	Reported	Restated	Reported	Restated

Total expenses,
net of reimbursement*	1.19%	1.27%	1.21%	1.30%
Total expenses*	1.19%	1.27%	1.22%	1.31%
Portfolio turnover	45.11%	38%	31.03%	29%

* Do not reflect the effect of dividends to Preferred Stock shareholders.

BlackRock MuniHoldings New Jersey Insured Fund, Inc.

Financial Highlights
For the Years Ended July 31, 2005 and 2004

	2005		2004

	Previously		Previously
	Reported	Restated	Reported	Restated

Total expenses,
net of reimbursement*	1.14%	1.25%	1.13%	1.19%
Total expenses*	1.20%	1.31%	1.21%	1.27%
Portfolio turnover	29.61%	29%	8.53%	8%

* Do not reflect the effect of dividends to Preferred Stock shareholders.

8. Subsequent Events:

Each Fund paid a net investment income dividend to holders of its
Common Stock on September 2, 2008 to shareholders of record on
August 15, 2008. The amount of the net investment income dividend per share was as follows:

Per Share
Amount

BlackRock MuniHoldings Fund II, Inc	$0.063
BlackRock MuniHoldings New Jersey Insured Fund, Inc	$0.053

The dividends declared on Preferred Stock for the period August 1, 2008 to August 31, 2008 for the Funds were as follows:

		BlackRock
		MuniHoldings
	BlackRock	New Jersey
	MuniHoldings	Insured
	Fund II, Inc.	Fund, Inc.

Series A	$64,184	$ 80,180
Series B	$82,560	$ 60,869
Series C	—	$109,902
Series D	—	$ 84,925
Series E	—	$ 65,988

On September 12, 2008, the Board of Directors of BlackRock
MuniHoldings New Jersey Insured Fund, Inc. voted unanimously to change certain investment guidelines of the Fund. Under normal market conditions, the Fund is required to invest at least 80% of its total assets in municipal bonds either (i) insured under an insurance policy pur-
chased by the Fund or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party. Historically, the
Fund has had an additional non-fundamental investment policy limiting its purchase of insured municipal bonds to those bonds insured by insurance providers with claims-paying abilities rated AAA or Aaa at the time of investment.

Following the onset of the credit and liquidity crises currently troubling the financial markets, the applicable rating agencies lowered the claims-
paying ability rating of most of the municipal bond insurance providers below the highest rating category. As a result, the Advisor recommended, and the Board approved, an amended policy with respect to the pur-
chase of insured municipal bonds that such bonds must be insured by insurance providers or other entities with claims-paying abilities rated at least investment grade. This investment grade restriction is measured at the time of investment, and the Fund will not be required to dispose of municipal bonds it holds in the event of subsequent downgrades. The approved changes do not alter the Fund’s investment objective.

The Advisor and the Board believe the amended policy will allow the
Advisor to better manage the Fund’s portfolio in the best interests of the
Fund’s shareholders and to better meet the Fund’s investment objective.

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of
BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close in the first quarter of 2009.

26 ANNUAL REPORT JULY 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors of BlackRock
MuniHoldings Fund II, Inc. and BlackRock MuniHoldings
New Jersey Insured Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock MuniHoldings Fund
II, Inc. and BlackRock MuniHoldings New Jersey Insured Fund, Inc. (the
"Funds") as of July 31, 2008, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the
Funds' management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended July
31, 2005 (before the restatement described in Note 7) were audited by other auditors whose report, dated September 12, 2005, expressed a qualified opinion on those financial highlights because of the errors described in Note 7.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over finan-
cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over finan-
cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of
BlackRock MuniHoldings Fund II, Inc. and BlackRock MuniHoldings New
Jersey Insured Fund, Inc. referred to above, present fairly, in all material respects, their financial position as of July 31, 2008, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in con-
formity with accounting principles generally accepted in the United
States of America.

We also have audited the adjustments, applied by management, to restate certain financial highlights for each of the two years in the period ended July 31, 2005 to correct the errors described in Note 7. These adjustments are the responsibility of the Funds' management. The audit procedures that we performed with respect to the adjustments included such tests as we considered necessary in the circumstances and were designed to obtain reasonable assurance about whether the adjust-
ments are appropriate and have been properly applied, in all material respects, to the restated financial highlights for each of the two years in the period ended July 31, 2005. We did not perform any audit proce-
dures designed to assess whether any additional adjustments to such financial highlights might be necessary in order for such financial high-
lights to be presented in conformity with generally accepted accounting principles. In our opinion, the adjustments to the financial highlights for each of the two years in the period ended July 31, 2005 described in
Note 7 are appropriate and have been properly applied, in all material respects. However, we were not engaged to audit, review, or apply any procedures to such financial highlights other than with respect to the adjustments described in Note 7 and, accordingly, we do not express an opinion or any other form of assurance on such financial highlights.

Deloitte & Touche LLP

Princeton, New Jersey September 25, 2008

ANNUAL REPORT

JULY 31, 2008

27

Important Tax Information The following table summarizes the taxable per share distributions paid by BlackRock MuniHoldings Fund II, Inc. during the year:

	Payable	Ordinary
	Date	Income

Common Shareholders	12/31/2007	$0.002690

Preferred Shareholders
Series A	12/19/2007	$3.53
Series B	12/17/2007	$3.37

All other net investment income distributions paid by the Fund during the taxable year ended July 31, 2008 qualify as tax-exempt interest dividends for federal income tax purposes.

All of the net investment income distributions paid by BlackRock MuniHoldings New Jersey Insured Fund, Inc. during the taxable year ended July 31,
2008 qualify as tax-exempt interest dividends for federal income tax purposes.

28 ANNUAL REPORT

JULY 31, 2008

Automatic Dividend Reinvestment Plan

How the Plan Works — The Funds offer a Dividend Reinvestment Plan
(the “Plan”) under which income and capital gains dividends paid by a
Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by
BNY Mellon Shareowner Services (the “Plan Agent”). Under the Plan,
whenever a Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan
Agent will acquire the shares for the participant’s account either (i)
through receipt of additional unissued but authorized shares of the
Funds (“newly issued shares”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a
“market premium”), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a
“market discount”), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account.
The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash.
Shareholders who do not wish to participate in the Plan must advise the
Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely volun-
tary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The
Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of a Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received.
However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for partici-
pating in the Plan. The Plan Agent’s service fees for handling the rein-
vestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distri-
butions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.
Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not effect the tax-exempt status of exempt interest dividends paid by the
Funds. If, when the Funds’ shares are trading at a market premium, the
Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a por-
tion of the discount from the market value (which may not exceed 5% of the fair market value of the Funds’ shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, includ-
ing any questions about the Plan, should be directed to the Plan Agent at BNY Mellon Shareowner Services, .O. Box 358035, Pittsburgh, PA
15252-8035, Telephone: (866) 216-0242.

ANNUAL REPORT

JULY 31, 2008

29

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (collectively, the “Board,” the members of which are referred to as “Directors”) of the BlackRock MuniHoldings
Fund II, Inc. (“MUH”) and BlackRock MuniHoldings New Jersey Insured
Fund, Inc. (“MUJ,” and together with MUH, the “Funds”) met in April and May 2008 to consider approving the continuation of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with
BlackRock Advisors, LLC (the “Advisor”), each Fund’s investment adviser.
The Board also considered the approval of each Fund’s subadvisory agreement (each, a “Subadvisory Agreement” and, together with the
“Advisory Agreement,” the “Agreements”) between the Advisor and
BlackRock Investment Management, LLC (the “Subadvisor”). The Advisor
and the Subadvisor are collectively referred to herein as the “Advisors”
and, together with BlackRock, Inc., “BlackRock.”

Activities and Composition of the Board

The Board of each Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Funds as defined in the Investment
Company Act of 1940 (the “1940 Act”) (the “Independent Directors”).
The Directors are responsible for the oversight of the operations of the
Funds and perform the various duties imposed on the directors of invest-
ment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The
Board has established four standing committees: an Audit Committee, a
Governance and Nominating Committee, a Compliance Committee and
a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.’s invest-
ment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L. ., and certain affiliates, each Fund entered into an Advisory Agreement and a Subadvisory Agreement, each with an initial two-year term. Consistent with the 1940 Act, after the Advisory Agreement’s and Subadvisory
Agreement’s respective initial two-year term, the Board is required to consider the continuation of each Fund’s Advisory Agreement and
Subadvisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of
BlackRock and its affiliates, including investment advisory services, administrative services, secondary market support services, oversight of fund accounting and custody, and assistance in meeting legal and regu-
latory requirements. The Board also received and assessed information regarding the services provided to each Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) invest-
ment performance for one-, three- and five-year periods, as applicable, against peer funds, as well as senior management and portfolio man-
agers’ analysis of the reasons for underperformance, if applicable;
(b) fees, including advisory, administration and other fees paid to
BlackRock and its affiliates by each Fund, as applicable; (c) Fund oper-
ating expenses paid to third parties; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls;
(h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures;
and (k) reviews of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Advisory
Agreement and Subadvisory Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by each Fund to the Advisors, including comparisons, compiled by Lipper Inc. (“Lipper”), an independ-
ent third party, with the management fees, which include advisory and administration fees, of funds with similar investment objectives (“Peers”);
(d) the profitability of BlackRock and certain industry profitability analy-
ses for advisers to registered investment companies; (e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and “fallout” benefits to BlackRock;
(g) economies of scale, if any, generated through the Advisors’ manage-
ment of all of the BlackRock closed-end funds (the “Fund Complex”);
(h) the expenses of each Fund, including comparisons of each such
Fund’s expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; (i) an internal comparison of management fees classified by Lipper, if applicable; and (j) each Fund’s performance for the past one-, three- and five-year periods, as applicable, as well as each Fund’s performance compared to its Peers.

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to
BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds.

30 ANNUAL REPORT

JULY 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

In addition to the foregoing materials, independent legal counsel to the
Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an adviser’s fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008.
At the Board meeting on April 22, 2008, BlackRock made a presenta-
tion to and responded to questions from the Board. Following the meet-
ing on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008. At the Board meetings on
May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock’s presentations, the Board con-
sidered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) statements relating to the renewal of the Agreements.

Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the
Board considered all factors it believed relevant with respect to each
Fund, including the following: the nature, extent and quality of the ser-
vices provided by the Advisors; the investment performance of each
Fund; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Funds;
the extent to which economies of scale would be realized as the Fund
Complex grows; and whether BlackRock realizes other benefits from its relationship with the Funds.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors’ services, the Board reviewed informa-
tion concerning the types of services that the Advisors provide and are expected to provide to each Fund, narrative and statistical information concerning each Fund’s performance record and how such performance compares to each Fund’s Peers, information describing BlackRock’s organization and its various departments, the experience and responsi-
bilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid dis-
cussions with the Board. The Board further considered the quality of the
Advisors’ investment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative and non-investment advisory services provided to the
Funds. The Advisors and their affiliates provided each Fund with such administrative and other services, as applicable (in addition to any such services provided by others for the Funds), and officers and other personnel as are necessary for the operations of the respective Fund.
In addition to investment management services, the Advisors and their affiliates provided each Fund with services such as: preparing share-
holder reports and communications, including annual and semi-annual financial statements and the Funds’ websites; communications with ana-
lysts to support secondary market trading; assisting with daily account-
ing and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the
Advisors’ policies and procedures for assuring compliance with appli-
cable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: As previ-
ously noted, the Board received performance information regarding each
Fund and its Peers. Among other things, the Board received materials reflecting each Fund’s historic performance and each Fund’s perform-
ance compared to its Peers. More specifically, each Fund’s one-, three-
and five-year total returns (as applicable) were evaluated relative to its
Peers (including the Peers’ median performance).

The Board reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper rankings.

The Board noted that in general MUH performed better than its Peers in that its performance was at or above the median in at least two of the one-, three- and five-year periods reported.

The Board noted that, although MUJ underperformed its Peers in at least two of the one-, three- and five-year periods reported, its underperfor-
mance was not greater than 10% of the median return of its Peers for any of the periods above and therefore not considered to be material.
The Board concluded that BlackRock was committed to providing the resources necessary to assist the portfolio managers and to continue improving MUJ’s performance. Based on its review, the Board generally was satisfied with BlackRock’s efforts to manage the Fund.

ANNUAL REPORT

JULY 31, 2008

31

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

After considering this information, the Boards concluded that the per-
formance of each Fund, in light of and after considering the other facts and circumstances applicable to each Fund, supports a conclusion that each Fund’s Agreements should be renewed.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Funds: In evaluating the management fees and expenses that each Fund is expected to bear, the Board considered each Fund’s current management fee structure and each Fund’s expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of each Fund’s gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of applicable Peers.
The Board also reviewed a narrative analysis of the Peer rankings pre-
pared by Lipper and summarized by BlackRock at the request of the
Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that the Funds paid contractual management fees lower than or equal to the median contractual fees paid by their respective Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board also compared the management fees charged and services provided by the Advisors to closed-end funds in general versus other types of clients (such as open-end investment companies and separa-
tely managed institutional accounts) in similar investment categories.
The Board noted certain differences in services provided and costs incurred by the Advisor with respect to closed-end funds compared to these other types of clients and the reasons for such differences.

In connection with the Board’s consideration of the fees and expense information, the Board reviewed the considerable investment manage-
ment experience of the Advisors and considered the high level of invest-
ment management, administrative and other services provided by the
Advisors. In light of these factors and the other facts and circumstances applicable to each Fund, the Board concluded that the fees paid and level of expenses incurred by each Fund under its Agreements support a conclusion that each Fund’s Agreements should be renewed.

D. Profitability of BlackRock: The Board also considered BlackRock’s profitability in conjunction with its review of fees. The Board reviewed
BlackRock’s profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the
Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock’s assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock’s operating margin compared to the operating margin estimated by BlackRock for a leading investment man-
agement firm whose operations consist primarily of advising closed-end funds. The comparison indicated that BlackRock’s operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors’ compensation, the
Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services, if applicable. The Board noted that these payments were less than the Advisors’ costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements)
that the Advisors and their affiliates are expected to receive, which are attributable to their management of the Fund.

The Board concluded that BlackRock’s profitability, in light of all the other facts and circumstances applicable to each Fund, supports a conclusion that each Fund’s Agreements should be renewed.

E. Economies of Scale: In reviewing each Fund’s fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund’s fee structure, for example through the use of breakpoints for the Fund or the
Fund Complex. In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not expe-
rience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives.
The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-
level breakpoint structure. The Board found, based on its review of comparable funds, that each Fund’s management fee is appropriate in light of the scale of the respective Fund.

32 ANNUAL REPORT

JULY 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

F. Other Factors: In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Funds (“fall-out benefits”). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relation-
ships with the Funds, including potential benefits accruing to the
Advisors and their affiliates as a result of participating in offerings of the Funds’ shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and prod-
ucts sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the
Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

Conclusion with Respect to the Agreements

In reviewing the Agreements, the Directors did not identify any single factor discussed above as all-important or controlling and different
Directors may have attributed different weights to the various factors considered. The Directors, including the Independent Directors, unani-
mously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to each respective Fund, was acceptable for each Fund and supported the Directors’ conclusion that the terms of each Agreement were fair and reasonable, that each Fund’s fees are reasonable in light of the services provided to the respective Fund and that each Agreement should be approved.

ANNUAL REPORT

JULY 31, 2008

33

Officers and Directors

Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors[1]

Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life	113 Funds	Arch Chemical
40 East 52nd Street	of the Board	2007	Insurance Company of America since 1998; Trustee, Educational	110 Portfolios	(chemical and allied
New York, NY 10022	and Director		Testing Service since 1997; Director, The Fremont Group since 1996;		products)
1946			Formerly President and Chief Executive Officer of The Conference
Board, Inc. (global business research organization) from
1995 to 2007.

Karen P. Robards	Vice Chair of	Since	Partner of Robards & Company, LLC, (financial advisory firm) since	112 Funds	AtriCure, Inc.
40 East 52nd Street	the Board,	2007	1987; Co-founder and Director of the Cooke Center for Learning and	109 Portfolios	(medical devices);
New York, NY 10022	Chair of		Development, (a not-for-profit organization) since 1987; Formerly		Care Investment
1950	the Audit		Director of Enable Medical Corp. from 1996 to 2005; Formerly an		Trust, Inc. (health
	Committee		investment banker at Morgan Stanley from 1976 to 1987.		care REIT)
and Director

G. Nicholas Beckwith, III	Director	Since	Chairman and Chief Executive Officer, Arch Street Management, LLC	112 Funds	None
40 East 52nd Street		2007	(Beckwith Family Foundation) and various Beckwith property companies 109 Portfolios
New York, NY 10022			since 2005; Chairman of the Board of Directors, University of Pittsburgh
1945			Medical Center since 2002; Board of Directors, Shady Side Hospital
Foundation since 1977; Board of Directors, Beckwith Institute for
Innovation In Patient Care since 1991; Member, Advisory Council on
Biology and Medicine, Brown University since 2002; Trustee, Claude
Worthington Benedum Foundation (charitable foundation) since 1989;
Board of Trustees, Chatham University since 1981; Board of Trustees,
University of Pittsburgh since 2002; Emeritus Trustee, Shady Side
Academy since 1977; Formerly Chairman and Manager, Penn West
Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Formerly Chairman, President and
Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005;
Formerly Board of Directors, National Retail Properties (REIT) from
2006 to 2007.

Kent Dixon	Director and	Since	Consultant/Investor since 1988.	113 Funds	None
40 East 52nd Street	Member of	2007		110 Portfolios
New York, NY 10022	the Audit
1937	Committee

Frank J. Fabozzi	Director and	Since	Consultant/Editor of The Journal of Portfolio Management since 2006;	113 Funds	None
40 East 52nd Street	Member of	2007	Professor in the Practice of Finance and Becton Fellow, Yale University,	110 Portfolios
New York, NY 10022	the Audit		School of Management, since 2006; Formerly Adjunct Professor of
1948	Committee		Finance and Becton Fellow, Yale University from 1994 to 2006.

Kathleen F. Feldstein	Director	Since	President of Economics Studies, Inc. (private economic consulting firm)	113 Funds	The McClatchy
40 East 52nd Street		2007	since 1987; Chair, Board of Trustees, McLean Hospital from 2000	110 Portfolios	Company
New York, NY 10022			to 2008 and Trustee Emeritus thereof since 2008; Member of the		(newspaper
1941			Corporation of Partners Community Healthcare, Inc. since 2005;		publishing)
Member of the Corporation of Partners HealthCare since 1995;
Member of the Corporation of Sherrill House (healthcare) since 1990;
Trustee, Museum of Fine Arts, Boston since 1992; Member of the
Visiting Committee to the Harvard University Art Museum since 2003;
Trustee, The Committee for Economic Development (research organi-
zation) since 1990; Member of the Advisory Board to the International
School of Business, Brandeis University since 2002

34 ANNUAL REPORT

JULY 31, 2008

Officers and Directors (continued)

Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors[1] (concluded)

James T. Flynn	Director and	Since	Formerly Chief Financial Officer of JP Morgan & Co., Inc. from 1990	112 Funds	None
40 East 52nd Street	Member of	2007	to 1995.	109 Portfolios
New York, NY 10022	the Audit
1939	Committee

Jerrold B. Harris	Director	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific	112 Funds	BlackRock-Kelso
40 East 52nd Street		2007	equipment) since 2000.	109 Portfolios	Capital Corp.
New York, NY 10022
1942

R. Glenn Hubbard	Director	Since	Dean of Columbia Business School since 2004; Columbia faculty	113 Funds	ADP (data and
40 East 52nd Street		2007	member since 1988; Formerly Co-Director of Columbia Business	110 Portfolios	information services),
New York, NY 10022			School's Entrepreneurship Program from 1997 to 2004; Visiting		KKR Financial
1958			Professor at the John F. Kennedy School of Government at Harvard		Corporation (finance),
			University and the Harvard Business School since 1985 and at the		Duke Realty (real
			University of Chicago since 1994; Formerly Chairman of the U.S.		estate), Metropolitan
			Council of Economic Advisers under the President of the United		Life Insurance Com-
			States from 2001 to 2003.		pany (insurance),
Information Services
Group (media/
technology)

W. Carl Kester	Director and	Since	Mizuho Financial Group Professor of Finance, Harvard Business	112 Funds	None
40 East 52nd Street	Member of	2007	School. Deputy Dean for Academic Affairs since 2006; Unit Head,	109 Portfolios
New York, NY 10022	the Audit		Finance, Harvard Business School, from 2005 to 2006; Senior
1951	Committee		Associate Dean and Chairman of the MBA Program of Harvard
Business School, from 1999 to 2005; Member of the faculty of
Harvard Business School since 1981; Independent Consultant
since 1978.

Robert S. Salomon, Jr.	Director and	Since	Formerly Principal of STI Management LLC (investment adviser) from	112 Funds	None
40 East 52nd Street	Member of	2007	1994 to 2005.	109 Portfolios
New York, NY 10022	the Audit
1936	Committee

[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Following the combination of Merrill Lynch Investment Managers, L P(“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the
various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since
1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999; R. Glenn
Hubbard since 2004; W. Carl Kester since 1998; Karen . Robards since 1998 and Robert S. Salomon, Jr. since 1996.

Interested Directors[3]

Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Formerly Chief	185 Funds	None
40 East 52nd Street		2007	Executive Officer, State Street Research & Management Company	295 Portfolios
New York, NY 10022			from 2000 to 2005; Formerly Chairman of the Board of Trustees,
1945			State Street Research Mutual Funds from 2000 to 2005; Formerly
Chairman, SSR Realty from 2000 to 2004.

Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director,	184 Funds	None
40 East 52nd Street		2007	BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative	294 Portfolios
New York, NY 10022			Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President
1947			of BlackRock Funds and BlackRock Bond Allocation Target Shares from
2005 to 2007; Formerly Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.

[3]	Messrs. Davis and Gabbay are both “interested persons,” as defined in the Investment Company Act of 1940, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT

JULY 31, 2008

35

Officers and Directors (concluded)

Position(s)
Name, Address	Held with	Length of
and Year of Birth	Funds	Time Served	Principal Occupation(s) During Past 5 Years

Fund Officers[1]

Donald C. Burke	Fund	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment
40 East 52nd Street	President		Managers, LP (“MLIM”) and Fund Asset Management, LP (“FAM”) in 2006; First Vice President thereof from
New York, NY 10022	and Chief		1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Executive
Officer

Anne F. Ackerley	Vice	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since
40 East 52nd Street	President		2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986
New York, NY 10022			and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and
1962			Acquisitions Group.

Neal J. Andrews	Chief	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of
40 East 52nd Street	Financial		Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from
New York, NY 10022	Officer		1992 to 2006.
1966

Jay M. Fife	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the
40 East 52nd Street			MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
New York, NY 10022
1970

Brian P. Kindelan	Chief	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the
40 East 52nd Street	Compliance		BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005;
New York, NY 10022	Officer of		Director and Senior Counsel ofBlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior
1959	the Funds		Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard Surloff	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly
40 East 52nd Street			General Counsel (U.S.) of Goldman Sachs Asset Management, L from 1993 to 2006.
New York, NY 10022
1965

[1] Officers of the Funds serve at the pleasure of the Board of Directors.

Custodian		Transfer Agent	Accounting Agent	Independent Registered	Legal Counsel
The Bank of New York Mellon		Common Stock &	State Street Bank and	Public Accounting Firm	Skadden, Arps, Slate,
New York, NY 10286		Preferred Stock	Trust Company	Deloitte & Touche LLP	Meagher & Flom LLP
		BNY Mellon Shareowner Services Princeton, NJ 08540		Princeton, NJ 08540	New York, NY 10036
Jersey City, NJ 07310

36 ANNUAL REPORT

JULY 31, 2008

Additional Information

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month.

As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the
Statement of Assets and Liabilities, which comprieses part of the financial information included in these reports.

Fund Certification

The Funds are listed for trading on the New York Stock Exchange (“NYSE”)
and have filed with the NYSE their annual chief executive officer certifica-
tion regarding compliance with the NYSE’s listing standards. Each Fund filed with the Securities and Exchange Commission (“SEC”) the certifica- tion of their chief executive officer and chief financial officer required by section 302 of the Sabanes-Oxley Act.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Funds’ Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’
websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’
electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

ANNUAL REPORT

JULY 31, 2008

37

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional
Information because the Funds’ shares are not continuously offered, which means that the Statements of Additional Information of the Funds have not been updated after completion of the Funds’ offering and the information contained in the Funds’ Statements of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ invest-
ment objectives or policies or to the Funds’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associ-
ated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and elimi-
nate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Deposit Securities

Effective May 30, 2008, following approval by the Funds’ Boards and the applicable ratings agencies, the definition of “Deposit Securities” in the
Funds’ Articles Supplementary was amended as follows in order to facili-
tate the redemption of the Funds’ Preferred Stock. The following phrase was added to the definition of “Deposit Securities” found in the Funds’
Articles Supplementary:

; provided, however, that solely in connection with any redemption of
Preferred Stock the term Deposit Securities shall include (i) any com-
mitted financing pursuant to a credit agreement, reverse repurchase agreement facility or similar credit arrangement, in each case which makes available to the Corporation, no later than the day preceding the applicable redemption date, cash in an amount not less than the aggregate amount due to Holders by reason of the redemption of their shares of Preferred Stock on such redemption date; and (ii) cash amounts due and payable to the Corporation out of a sale of its securities if such cash amount is not less than the aggregate amount due to Holders by reason of the redemption of their shares of
Preferred Stock on such redemption date and such sale will be set-
tled not later than the day preceding the applicable redemption date.

38 ANNUAL REPORT

JULY 31, 2008

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-
related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your transac-
tions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Proxy Voting Policy

The Boards of the Funds have delegated the voting of proxies for Fund securities to the Advisor pursuant to the Advisor’s proxy voting guidelines.
Under these guidelines, the Advisor will vote proxies related to Fund secu-
rities in the best interests of each Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Funds’
stockholders, on the one hand, and those of the Advisor, or any affiliated person of the Funds or the Advisor, on the other. In such event, provided that the Advisor’s Equity Investment Policy Oversight Committee, or a sub-
committee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Advisor’s clients. If the Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the
Committee shall determine how to vote the proxy after consulting with the Advisor’s Portfolio Management Group and/or the Advisor’s Legal and
Compliance Department and concluding that the vote is in its client’s best interest notwithstanding the conflict.

ANNUAL REPORT

JULY 31, 2008

39

This report is transmitted to shareholders only. This is not a prospec-
tus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Stock, which creates risks for Common
Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the
Preferred Stock, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Stock share-
holders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free
(800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov. Infor-
mation about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without
charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission’s website
at http://www.sec.gov.

BlackRock MuniHoldings Fund II, Inc.
BlackRock MuniHoldings New Jersey Insured Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

#MHIINJIN-07/08

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable
(the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon (term began effective November 1, 2007)
Frank J. Fabozzi (term began effective November 1, 2007)
James T. Flynn (term began effective November 1, 2007)
Ronald W. Forbes (term ended effective November 1, 2007)
W. Carl Kester (term began effective November 1, 2007)
Karen P. Robards (term began effective November 1, 2007)
Robert S. Salomon, Jr. (term began effective November 1, 2007)
Richard R. West (term ended effective November 1, 2007)

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof.
Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms.
Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms.
Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms.
Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section
11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock
MuniHoldings Fund	$25,900	$51,350	$3,500	$3,500	$6,100	$6,100	$1,049	$0
II, Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the
Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-
approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock MuniHoldings Fund
II, Inc.	$298,149	$716,433

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 – Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A)
of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (term began effective November 1, 2007)
Frank J. Fabozzi (term began effective November 1, 2007)
James T. Flynn (term began effective November 1, 2007)
Ronald W. Forbes (term ended effective November 1, 2007)
W. Carl Kester (term began effective November 1, 2007)
Cynthia A. Montgomery (term ended effective November 1, 2007)
Jean Margo Reid (term ended effective November 1, 2007)
Karen P. Robards (term began effective November 1, 2007)
Robert S. Salomon, Jr. (term began effective November 1, 2007)
Roscoe S. Suddarth (not reappointed to audit committee effective November 1, 2007; retired effective December 31, 2007)
Richard R. West (term ended effective November 1, 2007)

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies – The Board of Directors of the Fund has delegated the voting of proxies for the Fund securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines.
Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment
Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-
committee thereof (the “Committee”) is aware of the real or potential conflict or material non-
routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and
Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at
www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2008.

(a)(1) BlackRock MuniHoldings Fund II, Inc. is managed by a team of investment professionals comprised of Theodore R. Jaeckel and Walter O’Connor. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the Fund’s portfolio, which includes setting the Fund’s overall investment strategy, overseeing the management of the Fund and/or selection of its investments. Messrs. Jaeckel and
O’Connor have been members of the Fund’s management team since 2006.

Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director
(Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. (“MLIM”)
from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

Mr. O’Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director
(Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of
MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

(a)(2) As of July 31, 2008:

	Number of Other Accounts Managed			Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
					Performance-Based

	Other	Other Pooled		Other	Other Pooled
Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies

Theodore R. Jaeckel, Jr.	81	0	0	0	0	0

	$19.3 Billion	$0	$0	$0	$0	$0

Walter O’Connor	81	0	0	0	0	0

	$19.3 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock, Inc. and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this regard, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.
When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide
BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of July 31, 2008:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources.
Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-
based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and
Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of
BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.
BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g. Lehman Brothers Municipal Bond
Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-
year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The
BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the
LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible
BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock
Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The
employer contribution components of the RSP include a company match equal to 50% of the first
6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in
BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of
$25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities. As of July 31, 2008, neither of Messrs. Jaeckel or
O’Connor beneficially owned any stock issued by the Fund.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule
30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities
Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto 12(a)(1) – Code of Ethics – See Item 2 12(a)(2) – Certifications – Attached hereto 12(a)(3) – Not Applicable 12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings Fund II, Inc.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock MuniHoldings Fund II, Inc.

Date: September 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Fund II, Inc.

Date: September 19, 2008

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings Fund II, Inc.

Date: September 19, 2008